AMENDED AND RESTATED

REVOLVING CREDIT AGREEMENT
between

SPIRIT OF AMERICA INVESTMENT FUND, INC.,

on behalf and for the benefit of each of its series

and

THE HUNTINGTON NATIONAL BANK

Dated as of May 28, 2014

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5.1	Existence; Merger	15
5.2	Pledge or Encumbrance of Assets	15
5.3	Business	15
5.4	Compliance with Law	15
5.5	Representations	15
5.6	Fees and Costs	15
5.7	Fund Coverage Ratio	16
5.8	Limitation on Indebtedness	16
5.9	Limitation on Fundamental Changes	16
Section 6	Conditions Precedent	17
6.1	Conditions to Initial Loan	17
6.2	Conditions to Each Loan	17
Section 7	Events of Default and Remedies	18
7.1	Events of Default	18
7.2	Remedies	19
7.3	Cumulative Remedies	.... 19
7.4	Limit of Liability	.... 19
7.5	Indemnification	19
Section 8	Miscellaneous Provisions	....20
8.1	Delays and Waiver	....20
8.2	Waiver by the Borrower	....20
8.3	Complete Agreement	....20
8.4	Severability	....20
8.5	Binding Effect	....21
8.6	Notices	....21
8.7	Debtor-Creditor Relationship	....21
8.8	Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial	....22
8.9	Survival of Representations and Warranties	....23
8.10	Patriot Act Notification	....23

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Exhibits

Exhibit 1.1	-	Participating Funds
Exhibit 1.2	-	Fund Borrowing Limits
Exhibit 1.3	-	Specific Terms
Exhibit 2.1	-	List of Authorized Representatives
Exhibit 2.2	-	Revolving Note
Exhibit 3.1	-	Certificate of the Borrower
Exhibit 3.7	-	Specific Representations

Appendices

Appendix A	-	Pledge and Security Agreement
Appendix B	-	Authorization Letter

iii

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (“Agreement”) is entered into as of the 28th day of May, 2014 by and between SPIRIT OF AMERICA INVESTMENT FUND, INC., a Maryland corporation (the “Borrower”), executing this Agreement on behalf of itself, and, if applicable, on behalf and for the benefit of those investment series set forth on Exhibit 1.1 (the “Fund(s)” and each, a “Fund”) and THE HUNTINGTON NATIONAL BANK, a national banking association (the “Bank”).

WHEREAS, the Borrower is an open-end or closed-end registered investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Borrower and Bank have previously entered into a Revolving Credit Agreement dated as of May 28, 2013, (as said Revolving Credit Agreement may be amended, restated or otherwise modified from time to time, the “Agreement”) pursuant to which the Bank makes Loans to the Borrower, for the benefit of certain of its investment series, including the Fund, and makes available a credit facility for the purposes and on the terms and conditions set forth in the Agreement;

WHEREAS, the Borrower wishes to renew the Agreement for an additional 364 days pursuant to Section 2.5 thereof; and

WHEREAS, the Bank acknowledges that the assets of a Fund shall be available only for the repayment of Loans made to the Borrower for the benefit of such Fund, and interest thereon, and for the fees and expenses associated therewith, and as otherwise set forth herein, and that notwithstanding anything to the contrary herein, none of the assets of any other Fund shall be available for the repayment of Loans made to the Borrower or other Obligations incurred by the Borrower for the benefit of such Fund.

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties to this Agreement agree as follows:

Section 1 Definitions.

1.1       Specific Definitions. The following definitions shall apply:

“Affiliate” shall mean as to any Person, any other Person (excluding any Foreign Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person. For purposes of this definition, a Person shall be deemed to be “controlled by” a Person if such Person possesses, directly or indirectly, power either (i) to vote twenty-five percent (25%) or more of the securities having ordinary voting power for the election of directors of such Person or (ii) to direct or cause the direction of the management and policies of such Person whether by control or otherwise.

“Annual Fee” has the meaning set forth on Exhibit 1.3.

“Anti-Terrorism Laws” means those laws and sanctions relating to terrorism or money laundering, including Executive Order No. 13224, the USA Patriot Act (Public Law 107-56), the Bank Secrecy Act (Public Law 91-508), the Trading with the Enemy Act (50 U.S.C. App. Section 1 et. seq.), the International Emergency Economic Powers Act (50 U.S.C. Section 1701 et. seq.), and the sanction regulations promulgated pursuant thereto by the Office of Foreign Assets Control, as well as laws relating to prevention and detection of money laundering in 18 U.S.C. Sections 1956 and 1957 (as any of the foregoing may from time to time be amended, renewed, extended or replaced).

“Authorization Letter” means the Authorization Letter(s) in the form attached as Appendix B hereto and incorporated herein by reference, as executed by the Borrower and the Investment Adviser from time to time on behalf of the Fund, including as such Authorization Letter may be amended, restated or otherwise modified from time to time, whereby the Borrower and the Investment Adviser authorize the Custodian to direct the making of Loans to the Borrower pursuant to this Agreement.

“Banking Day” shall mean any day other than a Saturday or a Sunday on which banks in Columbus, Ohio are required to be open for business, and on which banks in London, England, settle payments.

"Blocked Person" shall means any of the following: (a) a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224; (b) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224; (c) a Person with which Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; (d) a Person that commits, threatens or conspires to commit or supports "terrorism" as defined in the Executive Order No. 13224; (e) a Person that is named as a "specially designated national" on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list; or (f) a Person who is affiliated or associated with a Person listed above.

“Borrowing Date” has the meaning set forth in Section 2.1(b).

“Borrowing Limit,” with respect to the Borrower and a particular Fund, means the maximum amount of borrowing that the Borrower is permitted to borrow for the benefit of such Fund pursuant to such Fund’s Statement of Additional Information as a fundamental investment policy for purposes contemplated by this Agreement and as set forth on Exhibit 1.2.

“Business Day” shall mean any day than a Saturday, a Sunday, or a federal holiday, on which Bank is open for business. “Collateral” shall have the meaning given that term in Section 2 of the Pledge and Security Agreement.

“Closing Date” means the date of the making of the Loan under this Agreement.

“Costs” shall have the meaning given that term in Section 5.6.

“Custodian” means The Huntington National Bank.

“Custody Agreement” means that certain Custodian Agreement by and between the Custodian and Borrower dated as of September 1, 2012 as it may be amended, restated or otherwise modified from time to time.

“Default” means any event that, with the giving of notice or the passage of time, or both, would be an Event of Default.

“Event of Default” has the meaning set forth in Section 7.1.

“Facility” has the meaning set forth in Section 2.1(a).

“Fund” means those series of the Borrower listed on Exhibit 1.1, as such Exhibit may be amended from time to time.

“Governmental Authority” shall mean any foreign, federal, state, regional, local, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof, or any court.

“Insolvency Event” means, with respect to a Person, any of the following: a court enters a decree or order for relief in respect to such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law then in effect, or appoints a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of such Person or for any substantial part of its property, or orders the wind-up or liquidation of its affairs; or a petition initiating an involuntary case under any such bankruptcy, insolvency or similar law is filed against such Person; or such Person commences a voluntary case under any applicable bankruptcy, insolvency or other similar law in effect, or makes any general assignment for the benefit of creditors, or fails generally to pay its debts as such debts become due, or takes corporate action in furtherance of any of the foregoing.

“Interest Rate” has the meaning set forth on Exhibit 1.3.

“Investment Adviser” has the meaning set forth in Exhibit 1.3.

“LIBO Rate” shall mean the rate obtained by dividing: (a) the actual or estimated per annum rate, or the arithmetic mean of the per annum rates, of interest for deposits in U.S. dollars for the related LIBO Rate Interest Period, as determined by Bank in its discretion based upon reference to information which appears on page LIBOR01, captioned British Bankers Assoc. Interest Settlement Rates, of the Reuters America Network, a service of Reuters America Inc. (or such other page that may replace that page on that service for the purpose of displaying London interbank offered rates; or, if such service ceases to be available or ceases to be used by Bank, such other reasonably comparable money rate service as Bank may select) or upon information obtained from any other reasonable procedure, as of two Banking Days prior to the first day of a LIBO Rate Interest Period; by (b) an amount equal to one minus the stated maximum rate (expressed as a decimal), if any, of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) that is specified on the first day of each LIBO Rate Interest Period by the Board of Governors of the Federal Reserve System (or any successor agency thereto) for determining the maximum reserve requirement with respect to eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of such Board) maintained by a member bank of such System, or any other regulations of any governmental authority having jurisdiction with respect thereto as conclusively determined by Bank. Subject to any maximum or minimum interest rate limitation specified herein or by applicable law, any variable rate of interest on the obligation evidenced hereby shall change automatically, without notice to the Borrower, on the first day of each LIBO Rate Interest Period. The interest rate change will not occur more often than monthly. If the LIBO Rate becomes unavailable, Bank may designate a substitute index after notifying Borrower.

This Agreement expresses an initial interest rate and an initial index value to five places to the right of the decimal point. This expression is done solely for convenience. The reference sources for the index used by Bank, as stated in this Agreement, may actually quote the index on any given day to as many as 5 places to the right of the decimal point. Therefore, the actual index value used to calculate the interest rate on and the amount of interest due under this Agreement will be to 5 places to the right of the decimal point.

“LIBO Rate Interest Period” shall mean one (1) month(s), provided that if any LIBO Rate Interest Period would otherwise expire on a day which is not a Banking Day, the LIBO Rate Interest Period shall be extended to the next succeeding Banking Day (provided, however, that if such next succeeding Banking Day occurs in the following calendar month, then the LIBO Rate Interest Period shall expire on the immediately preceding Banking Day). At no time shall the maturity the LIBO Rate Interest Period selected exceed the Maturity Date.

“Lien” means any security interest, mortgage, pledge, assignment, or voluntary or involuntary hen, charge or other encumbrance of any kind, including interests of vendors or lessors under conditional sale contracts or capital leases.

“Loan Amount” has the meaning set forth in Exhibit 1.3.

“Loan Documents,” means this Agreement, the Note, any guaranties, security agreements, collateral assignments, pledge agreements, including the including the Pledge and Security Agreement, account assignments, control agreements, letter of credit application and agreement or other reimbursement agreements, any subordination agreements, intercreditor agreements and any and all other agreements, instruments and documents, including powers of attorney, consents, and all other writings heretofore, now or hereafter executed by the Borrower or the Investment Adviser or delivered to Lender in connection with this Agreement

“Loan” and “Loans”, collectively, shall have the meanings given those terms in Section 2.1(a).

“Maturity Date” shall mean a date 364 days from the date of the execution of a Note, as such term is defined in Section 2.2(a).

“Maximum Amount” has the meaning set forth on Exhibit 1.3.

“Obligation(s)” means all loans, advances, indebtedness and other obligations of Borrower owed to the Bank under this Agreement or any other Loan Docrunent of every description whether now existing or hereafter arising and whether direct or indirect, primary or as guarantor or surety, absolute or contingent, liquidated or unliquidated, matured or unmatured, secured or unsecured, and all Costs incurred by the Bank (subject to the limitations set forth in Section 5.6).

“OFAC” means The Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Person” shall mean means any individual, sole proprietorship, partnership, corporation, business trust, joint stock company, trust, unincorporated organization, association, limited liability company, institution, public benefit corporation, joint venture, entity or governmental body.

“Permitted Liens” shall mean Liens to the Bank under this Agreement or in connection with the Bank’s activities as a Fund’s securities lending and custodial agent, Liens of governmental entities that secure amounts not at the time due and payable and that are imposed by law without the consent of the Borrower, and Liens in favor of a Fund's broker or other intermediary relating to short sales and other transactions permitted under a Fund’s prospectus or Statement of Additional Information.

“Pledge Agreement,” means that Pledge and Security Agreement by and between the Bank and Borrower in the form attached as Appendix A hereto, including as such Agreement may be amended, restated or otherwise modified from time to time.

“Requirement of Law” as to any person shall mean the articles or certificate of incorporation and bylaws or other organizational or governing documents of such person and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such person or any of its property or to which such person or any of its property is subject.

“Sanctioned Entity” means (a) a country or a government of a country, (b) an agency of the government of a country, (c) an organization directly or indirectly controlled by a country or its government, (d) a Person resident in or determined to be resident in a country, in each case, that is subject to a country sanctions program administered and enforced by OFAC.

“Sanctioned Person” means a person named on the list of Specially Designated Nationals maintained by OFAC.

“Subsidiary” means a corporation or other entity of whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, are owned, directly or indirectly, by the Borrower.

“Trust Custody Account,” means each account of the Borrower’s established with the Custodian on behalf of a Fund pursuant to the Custody Agreement.

“Unused Fee” has the meaning set forth in Section 2.6.

1.2       Accounting Terms. All accounting terms not specifically defined herein shall be defined in accordance with Generally Accepted Accounting Principles as promulgated by the United States of America Financial Accounting Standards Board in the United States of America in effect from time to time (“GAAP”). All financial computations to be made under this Agreement, unless otherwise specifically provided herein, shall be construed in accordance with GAAP. Whenever the term "Borrower" is used in respect of a financial covenant or a related definition, it shall be understood to mean Borrower and its Subsidiaries on a consolidated basis unless the context clearly requires otherwise.

1.3       Uniform Commercial Code Terms. All capitalized terms used herein with reference to the Collateral and defined in the Uniform Commercial Code as adopted in the State of Ohio from time to time shall have the meaning given therein unless otherwise defined herein. To the extent the definition of any category or type of Collateral is expanded by any amendment, modification or revision to the Uniform Commercial Code, such expanded definition will apply automatically as of the effective date of such amendment, modification or revision.

1.4       Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including,” the words “to” and “until” each means “to but excluding” and the word “through” means “through and including.”

1.5       Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof’ and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections, Schedules and Exhibits shall be construed to refer to Sections of, and Schedules and Exhibits to, this Agreement, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real property, tangible and intangible assets and properties, including cash, securities, accounts and contract rights, and interests in any of the foregoing, and (f) any reference to a statute, rule or regulation is to that statute, rule or regulation as now enacted or as the same may from time to time be amended, re-enacted or expressly replaced.

Section 2	Loan and Tern.

2.1       Revolving Credit Loans.

(a)       Subject to the terms and conditions hereof, the Bank hereby extends to the Borrower a line of credit facility (the “Facility”) under which the Bank may make loans to the Borrower for the benefit of a Fund during the term of this Agreement in such amounts as the Borrower may from time to time request (the “Loans” and each, a “Loan”), up to an aggregate principal amount equal to the Maximum Amount, provided, however, that the Bank will not make a Loan to the Borrower for the benefit of a Fund if, after giving effect to such Loan, (i) the aggregate principal amount of all Loans outstanding for the Fund would exceed the Maximum Amount or (ii) the aggregate principal amount of all Loans outstanding for the benefit of any Fund would exceed the Borrowing Limit with respect to such Fund. Borrower may borrow and reborrow hereunder, provided that the principal amount of all Loans outstanding at any one time to Borrower shall not exceed the Maximum Amount. The Bank shall have sole and absolute discretion at all times as to whether or not to make any Loans.

(b)       The Borrower must give, or cause its Investment Adviser or its authorized agent, including without limitation the Custodian pursuant to the terms of the Authorization Letter, to give the Bank irrevocable written or telephonic notice of Borrower’s intention to borrow under this Agreement by 2:00 p.m. local Columbus, Ohio time on the proposed Loan date (“Borrowing Date”). The Bank is authorized to make Loans based on the instructions received from any authorized representative of the Borrower, its Investment Adviser or authorized agent as listed on Exhibit 2.1 attached hereto, which list may be modified by the Borrower from time to time by written notice to the Bank. Provided that all conditions precedent to the making of any Loan as set forth in Section 6 have been satisfied, the Bank will make Loans by crediting the amount thereof to the appropriate demand deposit account at the Bank established by the Borrower for the Funds in accordance with Section 6.1(g) or such other account as the Bank and the Borrower may agree in writing. Each request for a Loan shall include the following:

(i)       the proposed Borrowing Date;

(ii)       the Fund for whom the Borrower is requesting the Loan and the amount of such requested Loan; and

(iii)       a certification to the Bank, or other evidence satisfactory to the Bank, that, after giving effect to the requested Loan, (A) the aggregate principal amount of all Loans outstanding does not exceed the Maximum Amount and (B) the aggregate principal amount of all Loans outstanding for the benefit of the Fund for which the Loan has been requested does not exceed the Borrowing Limit for such Fund.

(c)       Each written notice shall constitute a representation and warranty by the Borrower as of the date thereof that the conditions contained in Section 6 have been satisfied with respect to the Borrower.

(d) Notwithstanding anything in this Agreement to the contrary, the Bank may rely on telephonic instructions which it reasonably believes to be genuine. Telephonic requests shall be confirmed in writing or by other mutually acceptable electronic means no later than the Borrowing Date in a form satisfactory to the Bank. Borrower agrees to indemnify and hold the Bank harmless for any reasonable action taken in reliance upon such telephonic notice; provided that the Borrower shall not be liable for any such action, loss or expense to the extent such action, loss or expense results solely from the gross negligence or willful misconduct of the Bank.

2.2       Promissory Note.

(a)       On or before the Closing Date, the Borrower shall duly issue and deliver to the Bank a Promissory Note in the form of Exhibit 2.2 hereto (the “Note”), payable to the Bank in the Maximum Amount.

(b)       Notwithstanding anything to the contrary contained in this Agreement, the parties hereto acknowledge and agree that the sole source of payment of the obligations of the Borrower hereunder with respect to any Fund, including, without limitation, the principal of and interest on each Loan made hereunder for the benefit of any Fund and any other amounts attributable to the Loans made hereunder to the Borrower for the benefit of any Fund, shall be the revenues and assets of such Fund, and not the revenues and assets of any other Fund (except as provided in Section 7.2(b)).

2.3       Repayment of Principal.

(a)       Repayment of Principal. All outstanding principal and accrued interest with respect to a Loan, and any other fees and charges hereunder, shall be payable on the Maturity Date, or such earlier date on which a Loan becomes due and payable pursuant to Sections 2.3(b) and 7.

(b)       Mandatory Prepayments. The Borrower agrees that if the aggregate principal amount of Loans outstanding exceeds the Maximum Amount at any time, such excess shall be immediately due and payable to the Bank. The Borrower further agrees that if the aggregate principal amount of Loans outstanding for the benefit of any Fund exceeds the Borrowing Limit with to respect to such Fund at any time, such excess shall be immediately due and payable to the Bank.

(c)       Voluntary Prepayments. The Borrower may prepay a Loan and accrued interest in whole or in part at any time prior to the Maturity Date; provided, however, that each prepayment shall be in an amount equal to, or greater than, $1,000.00 or, if less, the entire outstanding principal balance of such Loan, and shall be made with interest accrued thereon.

(d)       Prepayment. The Borrower may repay principal and accrued interest on the Loans by directing the Custodian to apply cash held by the Custodian for a Fund, on the Borrower’s behalf, to the repayment of such amounts. This Section 2.3(d) shall in no way limit the obligation of Borrower to pay the Loans nor shall the sources of funds from which the Borrower may repay the Loans be limited to the Trust Custody Accounts of the Fund for which the Loans were made. In the event that any prepayment of a loan accruing interest on a variable rate based on a LIBO Rate is made on a date other than the last Banking Day of then current LIBO Rate Interest Period with respect thereto, the Borrower shall indemnify the Bank for any increase costs to the Bank resulting from such prepayment.

2.4       Payment of Interest. Interest will accrue on the balance owing under each outstanding Loan until repaid in full at a variable Interest Rate per annum, which shall change in the manner provided in this Agreement. Interest on the unpaid principal balance of each outstanding Loan is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Any reference in this Agreement to a “per annum” rate shall be based on a year of 360 days. Interest due on an outstanding Loan shall be payable monthly in arrears on the fifth (5th) day of each consecutive calendar month for the month just ended, with the first such payment due on the First Payment Date, as specified on Exhibit 1.3. If the due date of any payment under a Note shall be a day that is not a Business Day, the due date will be extended to the next succeeding Business Day. Those amounts, if not timely paid, shall thereupon constitute Obligations hereunder and shall thereafter accrue interest as provided in this Agreement. If not sooner paid, the outstanding principal balance of the [Revolving Loan] shall be due and payable in full on the Maturity Date. Upon and during the continuance of an Event of Default, the Loans shall bear interest at a rate of three percent (3%) above the Interest Rate then in effect; this provision does not constitute a waiver of any Event of Default or an agreement by the Bank to permit any late payments whatsoever.

2.5       Term of Facility. Except as otherwise provided in this Section 2.5, with respect to a Fund, the term of the Facility shall expire on the Maturity Date, and the entire outstanding principal balance of the Loans and all accrued interest, with respect to such Fund, shall become due and payable not later than that date in the event that any principal or accrued interest has not been previously repaid. The Maturity Date may be extended for successive 364 day terms upon (a) the Bank’s executive committee (or similar committee established from time to time) approving an extension of the Facility, (b) the Bank giving written notice of such extension to Borrower prior to the end of the current or extended term, (c) the payment of the Annual Fee, and (d) the execution of a Note; provided, however, that the Borrower may elect not to renew the Facility by giving written notice to the Bank no less than sixty (60) days prior to the end of the current or extended term. This Facility shall automatically terminate upon the termination of the Custody Agreement, except upon the simultaneous execution by the Bank and Borrower of a substantially identical custody agreement in replacement thereof. Until all Obligations have been fully repaid and this Agreement has terminated, the Bank shall retain its security interest in all Collateral, then existing or arising thereafter, pledged to the Bank pursuant to the Pledge Agreement.

2.6       Unused Fee. In addition to interest on each Loan, the Borrower shall pay to the Bank an unused fee for each partial or full calendar quarter during which the Facility is outstanding equal to the amount set forth on Exhibit 1.3. Unused fees for each calendar quarter shall be due and payable within ten (10) days following the submission by the Bank or its administrative agent of a statement to the Borrower of the amount due. Such fees may be debited when due from any account of the Borrower carried with the Bank without further authority. Whenever any payment of the unused fee is due on a day which is not a Business Day, the date for payment thereof shall be extended to the next Business Day. It is expressly understood that the unused fee herein described shall not be refundable under any circumstances.

2.7       Accounting. After the end of each calendar month, the Bank will render to the Borrower a statement of the Borrower’s loan account with the Bank hereunder, which statement shall be considered correct and to have been accepted by the Borrower and shall be conclusively binding upon Borrower unless the Borrower notifies the Bank in writing of any discrepancy within ten (10) Business Days from the mailing of such statement. Such monthly statement shall reflect all Loans incurred by the Borrower for the benefit of any Fund under the Facility during the calendar month to which such statement relates.

2.8       Use of Proceeds. The Borrower shall cause each Fund to use the proceeds of the Loans made to the Borrower for the benefit of such Fund for any purposes permitted under such Fund’s then current prospectus and Statement of Additional Information.

2.9       Increased Costs.

(a)       If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by the Bank with any request or directive (whether or not having the force of law) from any Governmental Authority made subsequent to a Borrowing Date shall subject the Bank to any tax of any kind whatsoever with respect to this Agreement, the Note or any Loan made by it, or change the basis of taxation of payments to the Bank in respect thereof and the result is to increase the cost to the Bank, by an amount which Bank deems to be material, of making or maintaining the Loans, or to reduce any amount receivable hereunder in respect thereof, then the Borrower shall promptly pay the Bank, upon its demand, any additional amounts necessary to compensate the Bank for such increased cost or reduced amount receivable.

(b)       If the Bank shall have determined that the adoption of, or any change in, any Requirement of Law regarding capital adequacy or in the interpretation or application thereof, or compliance by the Bank or any corporation controlling Bank with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to a Borrowing Date shall have the effect of reducing the rate of return on Bank’s or such corporation’s capital as a consequence of its obligations hereunder to a level below that which the Bank or such corporation could have achieved but for such adoption, change or compliance (taking into consideration Bank’s or such corporation’s policies with respect to capital adequacy) by an amount deemed by Bank to be material, then from time to time, after submission by Bank to the Borrower of a written request therefor, the Borrower shall pay to Bank such additional amount or amounts as will compensate Bank for such reduction.

(c)       If, due to (i) the introduction of or any change in or in the interpretation of any law or regulation, (ii) the compliance with any guideline or request from any central bank or other public authority (whether or not having the force of law), or (iii) the failure of the Borrower to pay any amount when required by the terms of this Agreement, there shall be any loss or increase in the cost to the Bank of accruing interest on the Obligation based upon the LIBO Rate, then the Borrower agrees that the Borrower shall, from time to time, upon demand by the Bank, pay to the Bank additional amounts sufficient to compensate the Bank for such loss or increased cost. A certificate as to the amount of such loss or increase cost, submitted to the Borrower by the Bank, shall be conclusive evidence, absent manifest error, of the correctness of such amount.

(d)       A certificate as to any amounts of such loss or increase cost, submitted to the submitted by Bank to the Borrower shall be conclusive, in the absence of manifest error, of the correctness of such amount.

2.10       Taxes. All payments made by the Borrower under this Agreement and the Note shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Non-Excluded Taxes”) are required to be withheld from any amounts payable to Bank hereunder or under the Note, such amounts shall be increased to the extent necessary to yield to Bank (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the Note. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter, the Borrower shall send to Bank a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to Bank the required receipts or other required documentary evidence, the Borrower shall indemnify Bank for any incremental taxes, interest or penalties that may become payable by Bank as a result of any such failure.

2.11       Special Provisions Relating to the LIBO Rate.

(a) In the event that Bank reasonably determines that by reason of (i) any change arising after the date of this Agreement affecting the interbank euro currency market or affecting the position of the Bank with respect to such market, adequate and fair means do not exist for ascertaining the applicable interest rates by reference to which the LIBO Rate then being determined is to be fixed, (ii) any change arising after the date of this Agreement in any applicable law or governmental rule, regulation or order (or any interpretation thereof, including the introduction of any new law or governmental rule, regulation or order), or (iii) any other circumstance affecting the Bank or the interbank euro currency market (such as, but not limited to, official reserve requirements required by Regulation D of the Board of Governors of the Federal Reserve System), the LIBO Rate plus the applicable spread shall not represent the effective pricing to the Bank of accruing interest hereunder based upon the LIBO Rate, then, and in any such event, the accruing of interest hereunder based upon the LIBO Rate shall be suspended until Bank shall notify the Borrower that the circumstances causing such suspension no longer exist. In such case, beginning on the date of such suspension, interest shall accrue hereunder at a variable rate of interest per annum, which shall change in the manner set forth below, equal to zero percentage points (0%) in excess of the Prime Commercial Rate (as defined hereafter).

(b) In the event that on any date Bank shall have reasonably determined that accruing interest hereunder based upon the LIBO Rate has become unlawful by compliance by Bank in good faith with any law, governmental rule, regulation or order, then, and in any such event, Bank shall promptly give notice thereof to the Borrower In such case, when required by law, interest shall accrue hereunder at a variable rate of interest per annum, which shall change in the manner set forth below, equal to zero percentage points (0%) in excess of the Prime Commercial Rate. Notwithstanding the preceding sentence, if the circumstances of the first sentence of this paragraph occur and the Borrower has the ability to request advances hereunder based on interest rates other than the LIBO Rate, then the Borrower shall repay any advances based on the LIBO Rate with advances under one of the other rates available to the Borrower hereunder. As used herein, “Prime Commercial Rate” shall mean the rate established by Bank from time to time based on its consideration of economic, money market, business and competitive factors, and it is not necessarily the Lender’s most favored rate. Subject to any maximum or minimum interest rate limitation specified herein or by applicable law, any variable rate of interest on the Obligation evidenced hereby based upon the Prime Commercial Rate shall change automatically without notice to the Borrower immediately with each change in the Prime Commercial Rate. If during any period of time while interest is accruing based upon the Prime Commercial Rate, the Obligation evidenced by any Note is not paid at maturity, whether maturity occurs by lapse of time, demand, acceleration or otherwise, the unpaid principal balance and any unpaid interest thereon shall, thereafter until paid, bear interest at a rate equal to three percentage points (3%) in excess of the rate indicated in the immediately preceding two paragraphs

Section 3 Representations and Warranties. The Borrower hereby warrants and represents to Bank the following:

3.1       Organization and Qualification. The Borrower is duly organized, validly existing and in good standing under the laws of the State of Maryland, has the power and authority to cany on its business and to enter into and perform its obligations under this Agreement, the Note, the Pledge Agreements and the Authorization Letter and is duly qualified and authorized to do business in each jurisdiction in which such qualification is required. All information set forth in Exhibit 3.1 hereto, the Certificate of the Borrower, and in all attachments thereto, is true and correct.

3.2       Due Authorization. The execution and delivery of, and the performance by the Borrower of its obligations under this Agreement, the Note, the Pledge Agreement and the Authorization Letter have been duly authorized and approved by all necessary action, and will not violate The Investment Company Act of 1940, as amended (the “1940 Act”), or any of the rules and regulations promulgated thereunder, or contravene any law or any governmental rule or order binding on the Borrower, or the Declaration of Trust or Bylaws of the Borrower, nor violate any agreement or instrument by which the Borrower is bound nor result in the creation of a Lien on any assets of the Borrower or a Fund except the Lien to Bank granted herein and other Permitted Liens. The Borrower has duly executed and delivered this Agreement, the Note, the Pledge Agreement and the Authorization Letter and they are valid and binding obligations of the Borrower enforceable against the Borrower according to their terms except as may be limited by equitable principles and by bankruptcy, insolvency or similar laws affecting the rights of creditors generally. No notice to or consent by any government body is needed in connection with this transaction.

3.3       Litigation. There are no material suits or proceedings pending or, to the Borrower’s knowledge, threatened against or affecting the Borrower, and no material proceedings before any Governmental Authority are pending or, to the knowledge of the Borrower, threatened against the Borrower. For purposes of this Section 3.3, a suit or proceeding shall be deemed material if the amount of damages claimed or sought by a third party against the Borrower exceeds $50,000.00.

3.4       Margin Stock. No part of the Loans will be used to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulations T, U and X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any margin stock, other than, in each case, in compliance with Regulations T, U or X of the Board of Governors of the Federal Reserve System. If requested by Bank, the Borrower will furnish to Bank statements in conformity with the requirements of Federal Reserve Form U-l.

3.5       Laws and Taxes. The Borrower has all approvals, authorizations and other rights under the 1940 Act necessary to conduct its business as currently conducted, the Borrower: (a) is in material compliance with all Requirements of Law applicable to it, (b) has filed all required tax returns, (c) has paid all taxes shown to be due and payable on those returns, and (d) no taxing authority has asserted or assessed any additional tax liabilities against the Borrower.

3.6       Financial Condition. All financial statements and information relating to the Borrower which have been or may hereafter be delivered by the Borrower to Bank were true and correct in all material respects as of their respective dates and all financial statements have been prepared in accordance with generally accepted accounting principles consistently applied. The Borrower does not have any material obligations or liabilities of any kind not disclosed in that financial information, and there has been no material adverse change in the financial condition of the Borrower since the submission of such financial information to Bank.

3.7       Representations in Exhibit 3.7. The representations and warranties set forth in Exhibit 3.7, the Specific Representations Exhibit, are true and correct. Except as otherwise permitted hereunder, neither the Borrower nor any Fund shall change its name, the state of its formation, or transfer its executive offices to any location other than as specified in Exhibit 3.7, except with the prior written consent of Bank.

3.8       Borrowing Authority. The Borrowing Limit established hereunder for each Fund is not in violation of the limits and restrictions or other provisions set forth in the prospectus and Statement of Additional Information of such Fund.

3.9       Accurate and Complete Statements. Neither this Agreement nor any written statement made by the Borrower in connection herewith contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or in any such written statement not misleading.

3.10       Patriot Act. To the extent applicable, the Borrower and each Fund is in compliance, in all material respects, with the) Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001) (the “Patriot Act”). No part of the proceeds of the Loans made hereunder will be used by the Borrower, any Fund or any of their affiliates, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

3.11       OFAC. Neither the Borrower nor any Fund is in violation of any of the country or list based economic and trade sanctions administered and enforced by OFAC. Neither the Borrower nor any Fund (a) is a Sanctioned Person or a Sanctioned Entity, (b) has its assets located in Sanctioned Entities, or (c) derives revenues from investments in, or transactions with Sanctioned Persons or Sanctioned Entities. No proceeds of any Loan made hereunder will be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity.

3.12       Anti-Terrorism Laws. Neither the Borrower nor any Fund is not in violation of any Anti-Terrorism Law or engaged in nor has it conspired to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law. Neither the Borrower nor any Fund nor the Investment Adviser (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order No. 13224.

Section 4 Financial Statements and Information.

4.1 Financial Statements. So long as any Obligations to Bank are outstanding, the Borrower shall maintain a standard and modem system for accounting in accordance with generally accepted principles of accounting adopted in the United States and shall furnish, or cause its Investment Adviser or other authorized agent to furnish, to the Bank:

(a)       within ten (10) Business Days after they are filed by the Borrower with the Securities and Exchange Commission, copies of all prospectuses, Statements of Additional Information, supplements, annual reports, financial information, proxy materials and other Securities and Exchange Commission filings;

(b)       copies of all financial information and other reports and documents distributed by the Borrower to the holders of the Borrower’s securities;

(c)       a report each Business Day detailing the market value of the assets held by the Fund and a calculation of the Maximum Amount as of that Business Day; and

(d)       notwithstanding Section 4.1(a), a Fund’s annual report within 120 days of the end of the Fund’s December 31 fiscal year end and a Fund’s semi-annual report within 90 days of the end of the Fund’s June 30 semi-annual period.

Section 5 Covenants. The Borrower hereby covenants to Bank as follows:

5.1       Existence; Merger. The Borrower will and will cause each Fund to maintain its existence and will not and will not permit any Fund to change its name, capital structure, fiscal year, organizational documents or state of formation nor merge or consolidate with any corporation or other entity except with the prior written consent of the Bank, which consent shall not be unreasonably withheld.

5.2       Pledge or Encumbrance of Assets. The Borrower will not cause or pennit any Fund to create, incur, assume or pennit to continue in existence any Lien on any property or asset now owned or hereafter acquired by the Borrower, except for Permitted Liens. The Borrower shall not amend its Declaration of Trust, prospectus or Statement of Additional Information to revise the permitted borrowings or authorized pledge provisions contained therein with respect to any Fund, except with the prior written consent of the Bank.

5.3       Business. The Borrower will engage primarily in business of the same general character as that conducted on the Closing Date.

5.4       Compliance with Law. The Borrower will comply with all Requirements of Law applicable to the Borrower or its assets, in all respects material to the Borrower’s business, assets or prospects, including without limitation the 1940 Act and all applicable blue sky laws.

5.5       Representations. The Borrower covenants that the representations set forth in this Agreement will continue to be correct so long as this Agreement is in effect. The Borrower will, within three (3) Business Days of its knowledge thereof, give written notice to the Bank of the existence of any event which would prohibit the Borrower from continuing to make the representations set forth in this Agreement. Any such notification shall not constitute a waiver by the Bank of any Default or Event of Default caused by the Borrower’s inability to make any such representation or warranty.

5.6       Fees and Costs. The Borrower shall (a) pay the Annual Fee and Unused Fee and (b) reimburse the Bank for any and all fees, costs and expenses including, without limitation, reasonable attorneys’ fees, other professionals’ fees, appraisal fees, expert fees, court costs, litigation and other expenses (collectively, the “Costs”) incurred or paid by the Bank or any of its officers, employees or agents on the Borrower’s behalf a) in all efforts made to enforce payment of [the Indebtedness] or effect collection of any Collateral, (b) in connection with entering into, modifying, amending, and enforcing this Agreement or any consents or waivers hereunder and all related agreements, documents and instruments, (c) in maintaining, storing, or preserving any Collateral, or in instituting, enforcing and foreclosing on the Bank’s security interest in any Collateral or possession of any premises containing any Collateral, whether through judicial proceedings or otherwise, (d) in defending or prosecuting any actions or proceedings arising out of or relating to the Bank's transactions with the Borrower, or (e) in connection with any advice given to the Bank with respect to its rights and obligations under this Agreement and all related agreements. Expenses being reimbursed by the Borrower under this section include costs and expenses incurred in connection with: (i) background checks regarding senior management and/or key investors, as deemed necessary or appropriate in the sole discretion of Lender; (iii) taxes, fees and other charges for (A) lien and title searches and title insurance and (B) the filing of any financing statements and continuations, and other actions to perfect, protect, and continue the Bank's security interests; (C) sums paid or incurred to take any action required of the Borrower under the Loan Documents that the Borrower fails to pay or take; and (D) forwarding loan proceeds, collecting checks and other items of payment, and costs and expenses of preserving and protecting the Collateral. Costs shall be due and payable upon demand by the Bank. If the Borrower fails to pay Costs upon such demand, the Bank is entitled to disburse such Costs as Obligations. Thereafter, the Costs shall bear interest from the date incurred or disbursed at the highest rate set forth in this Agreement. This provision shall survive the termination of this Agreement.

5.7       Fund Coverage Ratio. The Borrower shall not permit the ratio of a Fund’s (a) total assets minus total liabilities (other than liabilities of any kind or nature whatsoever for borrowed money and liabilities in respect of overdrafts in any account (whether trust, demand deposit or other account) maintained by the Borrower on behalf of and for the benefit of a Fund) to (b) total liabilities of any kind or nature whatsoever for borrowed money and the liabilities in respect of overdrafts in any account (whether trust, demand deposit or other account) maintained by the Borrower on behalf of and for the benefit of a Fund to be less than 300% at any time. This Section 5.7 shall be interpreted accordance with Section 18(f) of the Investment Company Act of 1940 and the interpretations and policies of the staff of the Securities and Exchange Commission regarding the treatment of senior securities.

5.8       Limitation on Indebtedness. The Borrower, on its own behalf and on behalf and for the benefit of a Fund, shall not create, incur, assume or suffer to exist any indebtedness, except indebtedness incurred (i) under this Agreement or (ii) with the prior written consent of the Bank, provided that written approval is not required in connection with overdrafts incurred pursuant to the Custody Agreement.

5.9       Limitation on Fundamental Changes. The Borrower shall not liquidate, wind up or dissolve itself (of suffer any liquidation), or convey, sell, lease, assign, transfer or otherwise dispose of all or substantially all of its property or assets in a single transaction or in related transactions, authorize new capital expenditures or make any material change in its present method of conducting business, without the prior written consent of the Bank.

5.10       Anti-Terrorism Laws. The Borrower shall not, at any time, (a) directly or through its Affiliates and agents, conduct any business or engage in any transaction or dealing with any Blocked Person, including the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person, (b) directly or through its Affiliates and agents, deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order No. 13224; (c) directly or through its Affiliates and agents, engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law; or (d) fail to deliver to the Bank any certification or other evidence requested from time to time by the Bank in its sole discretion, confirming the compliance of the Bank with this section.

Section 6 Conditions Precedent.

6.1       Conditions to Initial Loan. The Bank shall not make any Loan until the Borrower has delivered to the Bank, in addition to this Agreement and the Note, the following in form and substance satisfactory to the Bank:

(a)       the Pledge Agreement for each Fund requesting a Loan;

(b)       all appropriate financing statements (Form UCC-1) and control agreements (substantially in the form of Annex I to the Pledge Agreement);

(c)       a Certificate of the Borrower in the form of Exhibit 3.1, and all attachments thereto;

(d)       as the Bank may require, UCC searches, tax lien and litigation searches, insurance certificates, notices, filings, acknowledgments or other documents or control agreements to reflect, perfect, or protect the priority of the Bank’s priority Lien in the Collateral pledged to the Bank pursuant to the Pledge Agreements and to fully consummate this transaction;

(e)       payment by the Borrower of all fees and expenses of the Bank, including without limitation, counsel fees incurred by the Bank in connection with the preparation and negotiation of this Agreement and the other Loan Documents, and all recording fees and taxes, if any;

(f)       as the Bank may require, all documentation needed to establish a demand deposit account with the Bank for each Fund if necessary for administrative and operational purposes, which account shall be used to receive proceeds of Loans made hereunder to each Fund;

(g)       the Authorization Letter;

(h)       the prospectus, Statement of Additional Information and Custody Agreement for each Fund; and

(i)       such additional information and materials as the Bank may reasonably request.

6.2       Conditions to Each Loan. The Bank shall not make any Loan:

(a)       if there has occurred, and has not been waived, any Default or Event of Default; or

(b)       if the Borrower, its Investment Adviser or other authorized agent has not delivered to the Bank a Pledge Agreement on behalf of each Fund as to which the Borrower has requested a Loan, executed by an authorized representative of the Borrower as listed in Exhibit 2.1;

(c)       if all of the representations and warranties contained in this Agreement or any other Loan Document are not true and correct in all material respects with the same force and effect as if made on and as of the date of the requested Loan, except to the extent that any thereof expressly relate to an earlier date; or

(d)       if the Borrower, its Investment Adviser or other authorized agent has not delivered to the Bank the daily report required by Section 4(c).

Section 7	Events of Default and Remedies.

7.1	Events of Default. Any of the following events shall be an Event of Default hereunder:

(a)       any representation or warranty made by the Borrower herein, or in any other Loan Document or any document furnished to the Bank by the Borrower under this Agreement, is incorrect when made, deemed made or when reaffirmed; or

(b)       The Borrower defaults in the payment of any principal or interest on any Obligation when due and payable, at maturity, by acceleration or otherwise; or

(c)       The Borrower fails to observe or perform any covenant, condition or agreement to be observed or performed by the Borrower pursuant to the terms hereof or under any other Loan Document; or

(d)       an Insolvency Event occurs with respect to the Borrower; or

(e)       any of the following occurs: there is a material impairment of the value or priority of the Bank’s Lien in Collateral pledged to the Bank under the Pledge Agreement; a notice of lien, levy or assessment is filed against the Borrower or an asset of the Borrower by any government authority; or a judgment or other claim becomes a Lien on any Collateral; or any asset of the Borrower is seized, attached, or otherwise levied upon by a judicial officer; or

(f)       any event occurs which might, in the Bank’s reasonable opinion, have a material adverse effect on the Collateral pledged to the Bank under the Pledge Agreement and as identified in the Reports of Pledged Securities or on the Borrower’s financial condition, operations or prospects or the ability of the Borrower to perform its obligations under this Agreement or any other Loan Document; or

(g)       the Custody Agreement is terminated except upon the simultaneous execution by the Bank and the Borrower of a substantially identical custody agreement in replacement thereof, in form and substance satisfactory to the Bank;

(h)       the Bank reasonably determines that a material adverse change has occurred with respect to (i) the Borrower’s financial condition, results of operations, business or prospects, (ii) the Borrower’s ability to pay a Loan in accordance with the terms thereof, or (iii) the value or priority of the Bank’s Lien in Collateral pledged to the Bank under the Pledge Agreement of the Collateral; or

(i) an Event of Default occurs under any other Loan Document.

7.2	Remedies. If any Event of Default shall occur and be continuing:

(a)       The Bank may cease making Loans hereunder, and/or declare all Obligations to be due and payable immediately (and, upon the occurrence of an Event of Default based on an Insolvency Event, all Obligations shall become automatically due and payable without any declaration or other notice, demand, or presentment by the Bank), whereupon they shall immediately become due and payable without further presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived by the Borrower.

(b)       The Bank may set off against the Obligations with respect to the Loans made to the Borrower for the benefit of each Fund (i) all Collateral pledged to the Bank by such Fund under the Pledge Agreement and as identified in the relevant Reports of Pledged Securities and (ii) all cash in such Fund’s Trust Custody Account from time to time.

(c)       The Bank shall have all of the rights and remedies of a secured party under the Uniform Commercial Code.

(d)       The Bank may in its sole discretion pay, purchase, contest or compromise any encumbrance, charge or lien which in the opinion of the Bank appears to be prior or superior to its Lien, and pay all expenses incurred in connection therewith, and all such payments, purchases and other expenses so paid or incurred by the Bank shall constitute Obligations hereunder.

7.3       Cumulative Remedies. No remedy set forth herein is exclusive of any other available remedy or remedies, but each is cumulative and in addition to every other remedy given under this Agreement or any other agreement or now or hereafter existing at law or in equity or by statute. The Bank may pursue its rights and remedies concurrently or in any sequence, and no exercise of one right or remedy shall be deemed to be an election. No delay or omission on the Bank's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any Event of Default.

7.4       Limit of Liability. It is expressly agreed that the obligations of the Borrower hereunder shall not be binding upon any of its trustees, shareholders, nominees, officers, agents, or employees of the Borrower personally, but shall bind only the property of the Funds as provided in the Borrower’s Declaration of Trust. The execution and delivery of this Agreement have been authorized by the trustees, and this Agreement has been signed and delivered by an authorized officer of the Borrower, acting as such, and neither such authorization by the trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Funds as provided in the Declaration of Trust.

7.5       Indemnification. The Borrower agrees to indemnify the Bank, its affiliates and their respective directors, officers, employees, agents and advisors (collectively, the “Indemnitees”) from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of any investigation, litigation or other proceeding (whether or not the Bank is a party thereto) related to the entering into and/or performance of any Loan Document or the use of the proceeds of any Loans hereunder or the consummation of any transactions contemplated in any Loan Document, other than any such investigation, litigation or proceeding arising solely out of any examination of the Bank by any regulatory or other Governmental Authority having jurisdiction over it, including, without limitation, the reasonable documented fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses to the extent that they are determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of the Person to be indemnified or of any other Indemnitee who is such Person or an affiliate of such Person). To the extent that the undertaking to indemnify, pay or hold harmless any Person set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities that is permissible under applicable law. Bank acknowledges that the assets of a Fund shall be available to indemnify the Indemnitees only for those losses, liabilities, claims, damages or expenses described in this Section 7.5 involving such Fund and that notwithstanding anything to the contrary herein, none of the assets of any other Fund or investment series offered by the Borrower shall be available to indemnify the Indemnitees for the benefit of such Fund.

Section 8	Miscellaneous Provisions.

8.1       Delays and Waiver. No delay or omission to exercise any right shall impair any such right or be a waiver thereof, but any such right may be exercised from time to time and as often as may be deemed expedient. A waiver on one occasion shall be limited to that particular occasion.

8.2       Waiver by the Borrower. The Borrower waives notice of non-payment, demand, presentment or protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of loans or advances made, credit extended, collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein; consents to any renewals or extensions of time of payment with respect to the Notes and any amount due thereunder; and generally waives any and all suretyship defenses and defenses in the nature thereof.

8.3       Complete Agreement. This Agreement and the Exhibits are the complete agreement of the parties hereto and supersede all previous understandings relating to the subject matter hereof. This Agreement may be amended only by an instrument in writing which explicitly states that it amends this Agreement, and is signed by the party against whom enforcement of the amendment is sought. This Agreement may be executed in counterparts, each of which will be an original and all of which will constitute a single agreement.

8.4       Severability. If any part of this Agreement or the application thereof to any person or circumstance is held invalid, the remainder of this Agreement shall not be affected thereby. The section headings herein are included for convenience only and shall not be deemed to be a part of this Agreement.

8.5       Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective legal representatives, successors and permitted assigns of the parties hereto; however, neither the Borrower nor the Bank may assign any of its respective rights or delegate any of its respective obligations hereunder without the prior written consent of the other.

8.6       Notices. Any notices under or pursuant to this Agreement shall be deemed duly sent when delivered in hand or when mailed by registered or certified mail, return receipt requested, or when sent by email transmission, addressed as follows:

To the Borrower:

Spirit of America Investment Fund, Inc. 477 Jericho Turnpike

PO Box 9006

Syosset, NY 11791

Attention: Alan P. Chodosh

Tel: 516-390-5525

Email: apchodosh@davidlemer.com

with a copy to:

Thomas Westle, Esq.

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

To the Bank:	The Huntington National Bank 45 North Pennsylvania Street INHP22 Indianapolis, IN 46204 Attention: Kelly Queisser Tel: 317-269-4744 Email: Kelly.Queisser@Huntington.com

with a copy to:	The Huntington National Bank 45 North Pennsylvania Street INHP22 Indianapolis, IN 46204 Attention: Grant Friend Tel: 317-237-2589 Email: Grant.Friend@Huntington.com

Either party may change such address by sending notice of the change to the other party in accordance with this Section 8.6.

8.7       Debtor-Creditor Relationship. The relationship between the Bank, on the one hand, and the Borrower, on the other hand, is solely that of creditor and debtor. The Bank shall not have (or shall not be deemed to have) any fiduciary relationship or duty to the Borrower arising out of or in connection with the Loan Documents or the transactions contemplated thereby, and there is no agency or joint venture relationship between the Bank, on the one hand, and the Borrower, on the other hand, by virtue of any Loan Document or any transaction contemplated therein.

8.8	Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial.

(a)       THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF OHIO WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PRINCIPLES. TO THE FULLEST EXTENT PERMITTED BY LAW, THE BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF OHIO GOVERNS THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. Any legal action or proceeding with respect to this Agreement or any other Loan Document may be brought in the courts of the State of Ohio sitting in Franklin County and of the United States District Court for the Southern District of Ohio, and any appellate court from any thereof, and, by execution and delivery of this Agreement, the Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrower hereby further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address for notices pursuant to Section 8.6, such service to become effective 30 days after such mailing or at such earlier time as may be provided under applicable law. Nothing herein shall affect the right of the Bank to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

(b)       The Borrower hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Loan Document brought in the courts referred to in Section 8.8(a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

(c)       The parties hereto acknowledge and agree that there may be a constitutional right to a jury trial in connection with any claim, dispute or lawsuit arising between or among them, but that such right may be waived. Accordingly, the parties agree that, notwithstanding such constitutional right, in this commercial matter the parties believe and agree that it shall be in their best interests to waive such right, and, accordingly, hereby waive such right to a jury trial, and further agree that the best forum for hearing any claim, dispute, or lawsuit, if any, arising in connection with this Agreement, the Loan Documents, or the relationship among the parties hereto, in each case whether now existing or hereafter arising, or whether sounding in contract or tort or otherwise, shall be a court of competent jurisdiction sitting without a jury. Each party hereto hereby (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, and (b) acknowledges that it and the other parties hereto have been induced to enter into this agreement by, among other things, the mutual waivers and certifications in this paragraph.

8.9       Survival of Representations and Warranties. All representations and warranties herein shall survive the making of Loans hereunder, the execution and delivery of this Agreement, the Note and the other documents the forms of which are attached as Exhibits hereto, the issue and delivery of the Note, any disposition thereof by any holder thereof, and any investigation made by the Bank or on its behalf. All statements contained in any certificate or other document delivered to the Bank by or on behalf of the Borrower or any of its Funds pursuant hereto or otherwise specifically for use in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower hereunder, made as of the respective dates specified therein or, if no date is specified, as of the respective dates furnished to the Bank.

8.10       Patriot Act Notification. The Bank hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act the Bank is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow the Bank to identify the Borrower in accordance with the Patriot Act.

SIGNATURES ON FOLLOWING PAGE

IN WITNESS WHEREOF, the Borrower and the Bank have executed this Agreement by their duly authorized officers as of the date first above written.

SPIRIT OF AMERICA INVESTMENT FUND, INC. on behalf and for the benefit of those Funds listed on Exhibit 1.1

By:	/s/ Alan Chodosh

Name:	Alan Chodosh

Title:	Treasurer

THE HUNTINGTON NATIONAL BANK

By:	/s/ D. Kelly Queisser

Name:	D. Kelly Queisser

Title:	Sr. Vice Pres

EXHIBIT 1.1

TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.
AND

THE HUNTINGTON NATIONAL BANK

PARTICIPATING FUNDS

Spirit of America Real Estate Income and Growth Fund
Spirit of America Large Cap Value Fund
Spirit of America High Yield Tax Free Bond Fund
Spirit of America Income Fund
Spirit of America Income and Opportunity Fund

EXHIBIT 1.2

TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.

AND

THE HUNTINGTON NATIONAL BANK

Fund: Spirit of America Real Estate Income and Growth Fund

Spirit of America Large Cap Value Fund

Spirit of America High Yield Tax Free Bond Fund

Spirit of America Income Fund

Spirit of America Income and Opportunity Fund

Date: May 28, 2014 , 2014

FUND BORROWING LIMITS

1.	The Real Estate Income and Growth Fund may not:

Borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made

2.	The Large Cap Value Fund may not:

Borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding the maximum permitted by the 1940 Act.

3.	The High Yield Tax Free Bond Fund may not:

Borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding the maximum permitted by the 1940 Act.

4.	The Income Fund may not:

Borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding the maximum permitted by the 1940 Act.

5.	The Income and Opportunity Fund may not:

Borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding the maximum permitted by the 1940 Act.

EXHIBIT 1.3

TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.

AND

THE HUNTINGTON NATIONAL BANK

Fund: Spirit of America Real Estate Income and Growth Fund

Spirit of America Large Cap Value Fund

Spirit of America High Yield Tax Free Bond Fund

Spirit of America Income Fund

Spirit of America Income and Opportunity Fund

Date: May 28, 2014

SPECIFIC TERMS

Capitalized terms not otherwise defined in this Exhibit have the meanings specified in the Amended and Restated Revolving Credit Agreement. In the event of any inconsistency between this Exhibit and the Amended and Restated Revolving Credit Agreement, this Exhibit will control.

Section 1	Definitions

Annual Fee means a fee equal to 1/8% of one percent of $3,000,000.

Interest Rate means the interest rate per annum to be applied to the principal balance outstanding, from time to time, equal to the London Interbank Offered Rate (LIBO Rate) plus one hundred and fifty basis points (one hundred (100) and fifty (50) basis points being equal to one and one-half percent (1.50%) per annum).

Investment Adviser means Spirit of America Management Corp.

Loan Amount means $3,000,000.

Maximum Amount means, on a per Fund basis, the lesser of: (i) $3,000,000 or (ii) 10% of a Fund’s daily market value.

Section 2.4	Payment of Interest

First Payment Date means the fifth day of the first month immediately following the date of the execution of a Note.

Section 2.6	Unused Fee

Unused Fee means a fee equal to 1/8% of one percent of the average daily excess of the Loan Amount during such partial or full calendar quarter over the outstanding principal balance of the Loan.

EXHIBIT 2.1

TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.

AND

THE HUNTINGTON NATIONAL BANK

Fund: Spirit of America Real Estate Income and Growth Fund

Spirit of America Large Cap Value Fund

Spirit of America High Yield Tax Free Bond Fund

Spirit of America Income Fund

Spirit of America Income and Opportunity Fund

Date: May 28, 2014

LIST OF AUTHORIZED REPRESENTATIVES

In accordance with Section 2.1(b) of that certain Amended and Restated Revolving Credit Agreement dated May 28, 2014 between Spirit of America Investment Fund, Inc. (the “Borrower”) and The Huntington National Bank (the “Bank”), the Borrower hereby authorizes the Bank to act upon the telephonic and/or written instructions of the following authorized representatives of the Borrower:

Borrower:	David Lerner Alan P. Chodosh

Investment Adviser:	William Mason Raymond Mathis Alphena Sen Douglas Revello Lauren Reilly Lindsay Mondragon

Custodian:	Any and all officers and employees of Huntington National Bank.

Spirit of America Investment Fund, Inc. on behalf and for the benefit of those Funds listed on Exhibit 1.1

Date:	5 29, 2014	By:	/s/ Alan P. Chodosh

		Name:	Alan P. Chodosh

		Title:	Treasurer

EXHIBIT 2.2

TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.
AND

THE HUNTINGTON NATIONAL BANK

PROMISSORY NOTE

Spirit of America Investment Fund, Inc., on behalf and for the benefit of its Participating Funds

Indianapolis, IN
$3,000,000	May 28, 2014

Spirit of America Investment Fund, Inc., a Maryland corporation (the “Borrower”), on behalf and for the benefit of those investment series set forth on Schedule 1 (the “Funds” and each a “Fund”), for value received, hereby promises to pay to the order of THE HUNTINGTON NATIONAL BANK (the “Bank”) at its offices, 45 North Pennsylvania Street, INHP22, Indianapolis, Indiana 46204, in lawful money of the United States of America and in immediately available funds, the principal sum of THREE MILLION AND/100 DOLLARS ($3,000,000) or the aggregate unpaid principal amount of all Loans made by the Bank to the Borrower, whichever is less, pursuant to the terms of the Amended and Restated Revolving Credit Agreement of even date herewith by and between the Borrower and the Bank (as the same may be amended, restated or otherwise modified from time to time the “Agreement”). Capitalized terms used herein without definition shall have the meanings given to them in the Agreement.

The Borrower covenants that the funds borrowed by it from the Bank as evidenced by this Note shall be used solely for the benefit of the Funds.

The principal balance hereof outstanding from time to time shall bear interest at the Interest Rate in effect from time to time. Interest on each Loan will accrue daily, will be calculated based on a 360-day year and charged for the actual number of days the principal balance is outstanding. All outstanding principal and interest shall be payable in accordance with the terms of the Agreement. Upon and during the continuance of an Event of Default, this Note shall bear interest (computed and adjusted in the same manner, and with the same effect, as interest hereon prior to maturity), at a rate per annum equal to three percent (3%) above the Interest Rate, until paid, and whether before or after the entry of judgment hereon.

The Borrower acknowledges and agrees that the loan evidenced by this Note is payable on the Bank's demand at any time at the Bank's sole option and discretion. The inclusion of specific default provisions, financial reporting requirements, financial covenants, other terms, conditions or covenants, or other rights of the Bank in this Note or in any documents or instruments securing or relating to this Note, and/or the inclusion of or references to terms such as a "maturity date," a periodic loan - line of credit "review date", an “annual fee”, or any other similar references or terms in (a) any of the Bank's data or books and records related to the loan evidenced by this Note, or (b) any future correspondence or communication between the Bank and the Borrower pertaining to the loan evidenced by this Note, does not and shall not hereafter preclude, affect or waive the Bank's right to declare the loan evidenced by this Note due and payable, in full, on the Bank's demand at any time at [Lender]'s sole option and discretion.

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The principal amount of each loan made by the Bank and the amount of each payment or prepayment made by the Borrower shall be recorded by the Bank on the schedules attached hereto or in the regularly maintained data processing records of the Bank. The aggregate unpaid principal amount of all loans set forth in such schedules or in such records shall be presumptive evidence of the principal amount owing and unpaid on this Note. However, failure by the Bank to make any such entry shall not limit or otherwise affect the Borrower’s obligations under this Note or the Agreement.

This Note is the Note referred to in the Agreement, and is entitled to the benefits, and is subject to the terms of the Agreement. This Note and the obligations evidenced hereby are secured by the Collateral described in the Pledge Agreement and are entitled to the benefits of the Pledge Agreement. The principal of this Note is payable and/or prepayable in the amounts and under the circumstances, and its maturity is subject to acceleration upon the terms, set forth in the Agreement. Except as otherwise expressly provided in the Agreement, if any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next Business Day, and interest shall be payable at the rate specified herein during such extension period.

In no event shall the interest rate on this Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that a court determines that the Bank has received interest and other charges under this Note in excess of the highest permissible rate applicable hereto, such excess shall be deemed received on account of the Borrower, and shall automatically be applied to reduce the amounts due to the Bank from the Borrower under this Note, other than interest, and the provisions hereof shall be deemed amended to provide for the highest permissible rate. If there are no such amounts outstanding, the Bank shall refund to the Borrower such excess.

The Borrower and all endorsers, sureties, guarantors and other persons liable on this Note, if any, hereby waive notice of non-payment, demand, presentment or protest in connection with the delivery, performance and enforcement of this Note; consent to one or more renewals or extensions of this Note; and generally waive any and all suretyship defenses and defenses in the nature thereof.

This Note may not be changed orally, but only by an instrument in writing.

This Note is being delivered in, is intended to be performed in, shall be construed and enforced in accordance with, and be governed by the laws of, the State of Ohio without regard to principles of conflict of laws. The Borrower agrees that the State and federal courts in Franklin County, Ohio or any other court in which the Bank initiates proceedings have exclusive jurisdiction over all matters arising out of this Note, and that service of process in any such proceeding shall be effective if mailed to the Borrower at its address described in the Notices section of the Agreement.

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BANK AND BORROWER HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER BANK OR BORROWER AGAINST THE OTHER ARISING OUT OF THIS NOTE.

Borrower authorizes any attorney at law to appear in any court of record in the State of Ohio or in any other state or territory of the United States of America after the loan evidenced by this Note becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against the Borrower in favor of the Bank for the amount then appearing due on this Note, together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution. The Borrower waives any conflict of interest that an attorney hired by the Bank may have in acting on the Borrower’s behalf in confessing judgment against the Borrower while such attorney is retained by the Bank. The Borrower expressly consents to such attorney acting for Borrower in confessing judgment and to such attorney’s fee being paid by the Bank or deducted from the proceeds of collection of this Note or Collateral security therefor.

SPIRIT OF AMERICA INVESTMENT FUND, INC. on behalf of the Participating Funds

By:	/s/ Alan P. Chodosh

Name:	Alan P. Chodosh

Title:	Treasurer

3

SCHEDULE 1
TO PROMISSORY NOTE
BETWEEN
SPIRIT OF AMERICA INVESTMENT FUND, INC.

AND
THE HUNTINGTON NATIONAL BANK

PARTICIPATING FUNDS

Spirit of America Real Estate Income and Growth Fund
Spirit of America Large Cap Value Fund
Spirit of America High Yield Tax Free Bond Fund
Spirit of America Income Fund
Spirit of America Income and Opportunity Fund

1

EXHIBIT 3.1

TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.

AND

THE HUNTINGTON NATIONAL BANK

FORM OF CERTIFICATE OF BORROWER

SPIRIT OF AMERICA INVESTMENT FUND, INC.

CERTIFICATE OF BORROWER

re: $3,000,000 Financing
From The Huntington National Bank

The undersigned does hereby certify that he is the duly elected, qualified and acting Secretary of Spirit of America Investment Fund, Inc., a Maryland corporation (the “Borrower”), and the undersigned does hereby further certify as follows:

1.	Attached hereto, marked Attachment A, is a true and correct copy of the current Declaration of Trust, as in effect on the date hereof certified by the Secretary of the State of Maryland.

2.	Attached hereto, marked Attachment B, is a true and correct copy of the Bylaws of the Borrower, as in effect on the date hereof.

3.	The following persons are the duly elected officers of the Borrower, holding the office set forth opposite their respective names. Each officer who has executed or will execute any documents in connection with this loan transaction has set forth his or her true and customary signature opposite his name:

Name	Title	Signature

David Lerner	President

Alan P. Chodosh	Secretary

2

4.	Each officer whose personal signature appears above has been duly authorized by resolution of the board of trustees of the Borrower to execute any and all instruments or documents which he may deem necessary or appropriate in connection with this loan transaction.

5.	Attached hereto, marked Attachment C, is a copy of the resolution authorizing the execution and delivery of any documents in connection with this loan transaction.

6.	The Borrower is in good standing in the state of its formation. Attached hereto, marked Attachment D, is a certificate of good standing issued within the past thirty (30) days by the Secretary of State of Maryland.

7.	Attached hereto, marked Attachment E, is a certificate executed in the name of the Borrower by an officer of the Borrower certifying that the representations and warranties contained in Section 3 of the Amended and Restated Revolving Credit Agreement are true and correct in all material respects as of the date hereof and shall remain true and correct for as long as the Amended and Restated Revolving Credit Agreement remains in effect.

IN WITNESS WHEREOF, the undersigned hereby certifies the above to be true and has executed this certificate this ____ day of ________, 2014.

Alan P. Chodosh, Secretary

The undersigned does hereby certify that he is the President of the Borrower, and does further certify that the signatory above is the Secretary of the Borrower, and that his signature set forth above is his true and customary signature.

David Lerner, President

3

EXHIBIT 3.7

TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.

AND

THE HUNTINGTON NATIONAL BANK

SPECIFIC REPRESENTATIONS OF BORROWER

1.	The exact legal name of the Borrower is: Spirit of America Investment Fund, Inc.

2.	If the Borrower has changed its name since it was established, its past legal names were:

3.	The Borrower uses in its business and owns the following trade names:

4.	The Borrower was organized on May 15, 1997 under the laws of the State of Maryland and is in good standing under those laws.

5.	The Borrower has its chief executive office and principal place of business at:

6.	The Borrower maintains all of its records with respect to its Accounts at that address.

7.	The Borrower also has places of business at:

8.	No securities owned by the Participating Funds are located at any other place, nor were they located at any other place within the past four (4) months, except as held by The Huntington National Bank, as custodian, and by the agents and sub-custodians of The Huntington National Bank.

9.	In the past five (5) years the Borrower has never maintained its chief executive office or principal place of business or records with respect to accounts, nor owned personal property, at any locations except those set forth above and except:

1

10.	The applicable Fund(s) operated by the Borrower are:

Spirit of America Real Estate Income and Growth Fund

Spirit of America Large Cap Value Fund

Spirit of America High Yield Tax Free Bond Fund

Spirit of America Income Fund

Spirit of America Income and Opportunity Fund

11.	If the name of any Fund has been changed since it was formed, its past names are:

2

APPENDIX A

TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.

AND
THE HUNTINGTON NATIONAL BANK

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (“Agreement”), dated as of May 28, 2014 between SPIRIT OF AMERICA INVESTMENT FUND, INC., a Maryland corporation (the “Trust”), executing this Agreement on behalf of itself and on behalf and for the benefit of those investment series set forth on Exhibit 1.1 (the “Fund(s)” and each, a “Fund”), and THE HUNTINGTON NATIONAL BANK, a national banking association (“Bank”).

WITNESSETH:

WHEREAS, the Trust and Bank have previously entered into a Custody Agreement dated September 1, 2012 (as said Custody Agreement may be amended, restated or otherwise modified from time to time, “the Custody Agreement”) pursuant to which Bank holds securities as custodian for the Trust on behalf of the Funds, all as more fully set forth in the Custody Agreement; and

WHEREAS, contemporaneously with the execution of this agreement, the Trust, on behalf and for the benefit of the Funds, is issuing to Bank a promissory note in the principal amount of $3,000,000 (as said Note may be amended, restated or otherwise modified from time to time, the “Note”) in connection with the execution on the date hereof by the Trust on behalf and for the benefit of the Funds and Bank of that certain Amended and Restated Revolving Credit Agreement (as said Loan Agreement may be amended, restated or otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, the Trust, on behalf of the Funds, the Investment Adviser and the Bank may execute a Foreign Exchange Agreement(s) (“FX Agreement”) pursuant to which the Investment Adviser enters into foreign exchange transactions on behalf of a Fund for hedging and investment purposes and the Trust, on behalf of the Funds, the Investment Adviser and the Bank may execute an ISDA Master Agreement (Multicurrency - Cross Border), as well as any related annexes, confirmations and other documentation (an “FX Options Agreement”, and together with the FX Agreement, the “FX Documentation”), pursuant to which the Investment Adviser may enter into foreign currency options transactions on behalf of a Fund; and;

WHEREAS, it is a condition to Bank executing the Loan Agreement, an FX Agreement and, if applicable, an FX Options Agreement that this Agreement be executed and delivered by the Trust, pursuant to which the Trust is, among other things, agreeing to pledge securities owned by the Trust but held by a Fund to (i) secure borrowings incurred by the Trust on behalf of the Fund under the Loan Agreement and as reflected on the Note and (ii) secure the settlement of foreign exchange transactions under the FX Documentation.

1

NOW, THEREFORE, in consideration of the premises and to induce Bank to agree to execute the Loan Agreement and the FX Documentation, it is agreed as follows:

1.	Definitions.

Specific Definitions. The following definitions shall apply:

“Alternative Funding Date” shall have the meaning given it in the FX Agreement.

“Business Day” shall mean any day on which the Bank shall be open to the public in Indianapolis, Indiana for the transaction of its normal banking business.

“Collateral” shall have the meaning set forth that term in Section 2.

“Costs” shall has the meaning set forth that term in Section 10.

“Default” means any event that, with the giving of notice or the passage of time, or both, would be an Event of Default.

“Event of Default” has the meaning set forth in Section 17.

“Governmental Authority” shall mean any foreign, federal, state, regional, local, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof, or any court.

“Insolvency Event” means, with respect to a Person, any of the following: a court enters a decree or order for relief in respect to such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law then in effect, or appoints a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of such Person or for any substantial part of its property, or orders the wind-up or liquidation of its affairs; or a petition initiating an involuntary case under any such bankruptcy, insolvency or similar law is filed against such Person; or such Person commences a voluntary case under any applicable bankruptcy, insolvency or other similar law in effect, or makes any general assignment for the benefit of creditors, or fails generally to pay its debts as such debts become due, or takes corporate action in furtherance of any of the foregoing.

“Investment Adviser”, has the meaning set forth in Exhibit 1.1

“Lien” means any security interest, mortgage, pledge, assignment, or voluntary or involuntary lien, charge or other encumbrance of any kind, including interests of vendors or lessors under conditional sale contracts or capital leases.

“Obligation(s)” (i) means all loans, advances, indebtedness and other obligations of the Trust owed to Bank under the Loan Agreement, as the same may be amended from time to time hereafter, of every description whether now existing or hereafter arising and whether direct or indirect, primary or as guarantor or surety, absolute or contingent, liquidated or unliquidated, matured or unmatured, secured or unsecured, and all expenses and attorney’s fees incurred by Bank under this Agreement or any other document or instrument related thereto, and (ii) any amounts owed to the Bank in connection with any foreign exchange transaction or foreign currency options transaction entered into on behalf of a Fund and to pay any and all applicable fees under the FX Agreement, the FX Options Agreement or any Pledge Documents, and all Costs incurred by the Bank.

2

“OFAC” means The Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Person” shall mean and include an individual, business trust, statutory trust, corporation, partnership, corporation, joint stock company, trust, unincorporated association, joint venture or other entity.

“Pledge Documents,” means this Agreement and the Control Agreement dated May 28, 2014 by and among the Trust, on behalf of the Funds; the Custodian and the Bank, including any and all such documents as they may be amended, restated or otherwise modified from time to time.

“Prime Rate” means the rate of interest announced by the Bank from time to time to be its prime lending rate, which rate shall be determined solely by the Bank and does not necessarily represent the lowest rate charged to any customer.

“Requirements of Law” as to any person shall mean the articles or certificate of incorporation and bylaws or other organizational or governing documents of such person and any determination of an arbitrator or a court or other Governmental Authority, or law, treaty, rule or regulation or, in each case applicable to or binding upon such person or any of its property or to which such person or any of its property is subject.

“Sanctioned Entity” means (i) a country or a government of a country, (ii) an agency of the government of a country, (iii) an organization directly or indirectly controlled by a country or its government, (iv) a Person resident in or determined to be resident in a country, in each case, that is subject to a country sanctions program administered and enforced by OFAC.

“Sanctioned Person” means a person named on the list of Specially Designated Nationals maintained by OFAC.

“Securities” shall have the meaning set forth that term in Section 2.

“Settlement Date” has the meaning given it in the FX Documentation.

“Trade Date” has the meaning given it in the FX Documentation.

“Trust Custody Account,” means each account of the Trust established with the Custodian on behalf of a Fund pursuant to the Custody Agreement.

3

2.       Pledge. To secure the payment and performance by the Trust, on behalf of a Fund, of the Obligations under the Loan Agreement and the FX Documentation, the Trust grants to the Bank and its successors and assigns, with full power and discretion as hereinafter provided, a continuing first priority lien and security interest in and right of setoff against all of the Trust’s rights, title and interest, including without limitations the Trust’s securities entitlement (as such term is defined in Article 8 of the Uniform Commercial Code as adopted by the State of Indiana (the “UCC”)), in and to the Securities (as defined below) now or at any time held or controlled by Bank pursuant to the Custody Agreement or by any third party, whether or not acting on behalf of the Bank, together with all the Trust’s rights, title and interest in and to all Securities and financial assets (as such term is defined in Article 8 of the UCC) therein and all principal, interest, distributions, dividends (whether cash or stock), income, earnings, cash and other rights at any time received or receivable or otherwise distributed in respect of or in exchange therefor, and all additions to, all replacements of, all substitutions for, and all proceeds of any or all of the foregoing (the “Collateral”).

The Trust acknowledges and agrees that so long as this Agreement is in effect, the Bank is holding physical possession and/or control of the Securities for the purpose of perfecting its security interest in the Securities, as well as for the purposes set forth in the Custody Agreement.

“Securities” shall include, without limitation, whether certificated or uncertificated, those common and preferred stocks, bonds, call options, put options, debentures, notes, bank certificates of deposit, banker’s acceptances, mortgage backed securities, U.S. Treasury Securities, money market instruments or other obligations, repurchase agreements and the underlying collateral, certificates, receipts, warrants, securities entitlements, securities accounts or other investment property, instruments or documents, and all additions, all as owned by the Trust on behalf of a Fund. Securities shall also include any rights or other interests therein to receive, purchase or subscribe for any of the foregoing and all investments and rights therein. The collateral value of the Securities shall be calculated in accordance with the procedures set forth in the Trust’s current prospectus and Statement of Additional Information (“Securities Valuation”).

3.       Authorization to File Financing Statements; Ratification. The Trust hereby authorizes the Bank to file all financing statements. The Trust will deliver to the Bank control agreements (substantially in the form attached here to as Annex 1, a “Control Agreement) and other documents and take such other actions as may from time to time be requested by the Bank in order to maintain a first perfected security interest in and, if applicable, Control (as defined in the UCC) of the Collateral owned by the Trust on behalf of a Fund. Any financing statement filed by the Bank may be filed in any filing office in any UCC jurisdiction and may indicate the Trust’s Collateral (i) as all assets of the Trust or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or such jurisdiction, or (ii) by any other description which reasonably approximates the description contained in this Agreement.

4.       Fees and Costs. The Trust shall reimburse the Bank for all fees, costs and expenses including, without limitation, reasonable attorney’s fees, other professional fees, appraisal fee, court costs, litigation and other expenses (collectively, “Costs”) incurred in connection with the enforcement of the Pledge Documents without any limitation. Costs shall be due and payable upon demand by the Bank. If the Trust fails to pay Costs upon such demand, the Bank is entitled to disburse such Costs as Obligations. Thereafter, the Costs shall bear interest from the date incurred or disbursed at the highest rate set forth in the Loan Agreement. This provision shall survive the termination of this Agreement.

4

5.	Representations and Warranties. The Trust represents and warrants to the Bank that:

(a)       As of the date of each Loan (as defined in the Loan Agreement) and each transaction under the FX Documentation, the Trust will be the sole beneficial owner of the Securities free and clear of any security interest, pledge, or other lien or encumbrance (collectively, “Lien”) thereon or affecting the title thereto, except for Liens to Bank and Liens of governmental entities which secure amounts not at the time due and payable and which are imposed by law without the consent of the Trust;

(b)       The Trust has the right and requisite authority to pledge, mortgage, assign, transfer, deliver, deposit, set over, grant a security interest in and confirm the Securities to the Bank as provided herein;

(c)       The Trust has obtained all permits, consents, approvals, authorizations or other orders of any person, corporation, partnership, trust, governmental entity, or other entity required for the execution and delivery of this Agreement or the delivery of the Securities to the Bank as provided herein; and

(d)       The Trust has good and marketable title to the Securities, and the Liens granted to the Bank pursuant to this Agreement are fully perfected first priority Liens in and to the Securities assuming that the Bank has physical possession and/or control of the Securities as set forth in Section 2 and that Bank makes and continues such UCC-1 financing statement filings as are necessary to perfect Bank’s security interest in the Securities.

The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement and shall be deemed to have been made anew upon the making of each Loan pursuant to the Loan Agreement.

6.	Covenants. The Trust covenants and agrees that until payment in full of all the Obligations:

(a)       Without the prior written consent of the Bank, it will not mortgage, pledge or otherwise encumber any of the Trust’s rights in or to the Securities or any unpaid dividends or other distributions or payments with respect thereto, or grant a Lien in any of the above; and

(b)       The Trust, at the Trust’s expense, will obtain, execute, acknowledge and deliver all such instruments and take all such action necessary (or as the Bank from time to time may request) in order to ensure the Bank shall have and retain the benefits of the first priority Lien in the Securities intended to be created by this Agreement, including without limitation the delivery of all notices and the procurement of all acknowledgments and Control Agreements as may be required by Article 8 and/or Article 9 of the Uniform Commercial Code, as adopted by the applicable jurisdiction and as amended from time to time.

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(c)       The Trust will not cause or permit any Fund to create, incur, assume or permit to continue in existence any Lien on Collateral now owned or hereafter acquired by the Trust, except for Liens to the Bank under this Agreement.

7.	Rights with Respect to Securities.

(a)       Except as provided in this Agreement, the Trust shall have the rights provided to it in the Custody Agreement or any Control Agreement. The Trust shall have the right, from time to time, to vote and give consents with respect to the Securities for all purposes not inconsistent with the provisions of this Agreement, the Custody Agreement or any Control Agreement. Notwithstanding anything else set forth in this Agreement, in the event of a conflict between this Agreement, the Custody Agreement and the Control Agreement, the provisions of this Agreement and the Control Agreement shall control and in the event of a conflict between this Agreement and the Control Agreement, the Control Agreement shall control.

(b)       The Bank (itself or through an agent) is hereby authorized and empowered at its election, to transfer and register in its name or in the name of its nominee the whole or any part of the Securities to collect and receive all cash dividends and other distributions made thereon, to sell in one or more sales, but without any previous notice or advertisement, the whole or any part of the Securities and to otherwise act with respect to the Securities as though the Bank was the outright owner thereof. Except as provided in the Authorization Letter (as defined in the Loan Agreement), the Bank hereby agrees that it shall not exercise any of the powers granted in this Section 7(b) unless an Event of Default (as defined in Section 8) has occurred.

(c)       All dividends and other distributions in respect of any of the Securities, whenever paid or made, shall be delivered to the Bank as contemplated by the Custody Agreement and held by the Bank subject to the Lien created by this Agreement.

8.	Events of Default. The following shall each constitute an “Event of Default” under this Agreement:

(a)       The occurrence of an Event of Default under the terms of the Loan Agreement, the Note or the FX Documentation;

(b)       Failure by the Trust to observe and perform any covenant, condition, or agreement on the Trust’s part to be observed or performed under this Agreement;

(c)       Failure of any representation or warranty of the Trust contained in this Agreement to be true when given;

(d)       An Insolvency Event occurs with respect to the Trust;

(e)       Any of the following occurs: there is a material impairment of the value or priority of the Bank’s Lien in the Collateral; a notice of lien, levy or assessment is filed against the Trust or an asset of the Trust by any government authority; or a judgment or other claim becomes a Lien on any Collateral; or any asset of the Trust is seized, attached, or otherwise levied upon by a judicial officer;

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(f)       Any event occurs which might, in the Bank’s reasonable opinion, have a material adverse effect on the Collateral pledged to the Bank under the this Agreement or on the Trust’s financial condition, operations or prospects or the ability of the Trust to perform its obligations under this Agreement or any other Pledge Document; or

(g)       The Custody Agreement is terminated except upon the simultaneous execution by the Bank and the Trust of a substantially identical custody agreement in replacement thereof, in form and substance satisfactory to the Bank.

9.	Remedies.

(a)       If an Event of Default shall occur and be continuing, then or at any time thereafter, and in addition to the rights and remedies of Bank pursuant to the terms and provisions of the Loan Agreement and the Note, the Bank (itself or through an agent) is hereby authorized and empowered at its election, to sell in one or more public or private sales after seven days’ notice (which notice the Trust agrees is commercially reasonable) but without any previous notice or advertisement, the whole or any part of the Securities. Any sale may be either for cash or upon credit or for future delivery, and the Bank may be the purchaser of the whole or any part of the Securities so sold and hold the same thereafter in its own right free from any claim of the Trust or any right of redemption. The Bank reserves the right to reject any and all bids at such sale which, in its sole discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by any officer or agent of the Bank.

(b)       If, at the original time or times appointed for the sale of the whole or any part of the Securities, the then current market price is inadequate to discharge in full all the Obligations, or if the Securities be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to the Bank, in its discretion, the unlikelihood of the proceeds of the sales of all of the Securities being sufficient to discharge all the Obligations, the Bank may, on one or more occasions, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after seven days’ notice to the Trust.

(c)       In the event of any sale(s) hereunder the Bank shall, after deducting all costs or expenses of every kind (including, to the full extent permitted by law, attorney’s fees and disbursements) for care, safekeeping, collection, sale, delivery or otherwise, apply the residue of the proceeds of the sale(s) to the payment or reduction, either in whole or in part, of the Obligations returning the surplus, if any, to the Trust.

(d)       If, at any time when the Bank shall determine to exercise its right to sell the whole or any part of the Securities hereunder, such Securities or the part thereof to be sold shall not be effectively registered, for any reason whatsoever, under the Securities Act of 1933, as then in effect (or any similar statute then in effect) (the “Securities Act”), the Bank may, in its discretion (subject only to applicable Requirements of Law), sell such Securities or part thereof by private sale in such manner and under such circumstances as the Bank may deem necessary or advisable, but subject to the other requirements of this Section 9, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event the Bank in its discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Securities or part thereof could be or shall have been filed under said Securities Act (or similar statute), (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Securities or part thereof. In addition to a private sale as provided above in this Section 9, if any of the Securities shall not be freely distributable to the public without registration under the Securities Act (or similar statute) at the time of any proposed sale pursuant to this Section 9, then the Bank shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable Requirements of Law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions (i) as to the financial sophistication and ability of any person permitted to bid or purchase at sale, (ii) as to the content of legends to be placed upon any certificates representing the Securities sold in such sale, including restrictions on future transfer thereof, (iii) as to the representations required to be made by each person bidding or purchasing at such sale relating to that person’s access to financial information about the Trust and such person’s intentions as to the holding of the Securities so sold for investment, for its own account, and not with a view to the distribution thereof, and (iv) as to such other matters as the Bank may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with laws affecting the enforcement of creditors’ rights and the Securities Act and all applicable state or other jurisdictions’ securities laws.

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(e)       The Trust acknowledges that any sale under the circumstances described in this Section 9 shall be deemed to have been held in a manner which is commercially reasonable. In the event of any such sale under the circumstances described in this Section 9, the Bank shall incur no responsibility or liability for selling all or any part of the Securities at a price which the Bank may deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sales were deferred until after registration as aforesaid.

(f)       The Trust agrees that it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Securities or the possession thereof by any purchaser at any sale hereunder, and the Trust waives the benefit of all such laws to the extent it lawfully may do so. The Trust agrees that it will not interfere with any right, power and remedy of the Bank provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Bank of any one or more of such rights, powers or remedies. No failure or delay on the part of the Bank to exercise any such right, power or remedy and no notice or demand which may be given to or made upon the Trust by the Bank with respect to any such remedies shall operate as a waiver hereof, or limit or impair the Bank’s right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against the Trust in any respect.

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10.	Waiver.

(a)       The Trust waives any right to require Bank to: (i) proceed against or exhaust any security held for the Obligations, or (ii) pursue any other remedy in Bank’s power whatsoever. The Trust hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Obligations, and promptness in commencing suit against any party thereto or liable thereon, and in giving notice to or of making any claim or demand hereunder upon the Trust.

(b)       No delay on the Bank’s part in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given to or made upon the Trust by the Bank with respect to any power of sale, lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the Bank’s right to take any action or to exercise any power of sale, lien, option, or any other right hereunder, without notice or demand, or prejudice the Bank’s rights as against the Trust in any respect. No act or omission of any kind on Bank’s part shall in any event affect or impair this Agreement.

11.       Indemnification. The Trust agrees to indemnify and hold the Bank harmless from and against any taxes, liabilities, claims and damages, including reasonable attorney’s fees and disbursements, and other expenses incurred or arising by reason of the taking or the failure to take action by the Bank, in good faith, under this Agreement and in respect of any transactions effected in connection with this Agreement, including, without limitation, any taxes payable in connection with the delivery or registration of any of the Securities as provided herein. The obligations of the Trust under this Section shall survive the termination of this Agreement.

12.	Miscellaneous.

(a)       The Trust agrees to promptly reimburse Bank for actual out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by the Bank in connection with the administration and enforcement of this Agreement and/or the Note and/or the Loan Agreement; provided, however, that this Section 12(a) shall not be construed as granting the Bank a security interest in any Securities for the purpose of paying such counsel fees.

(b)       This Agreement shall be binding upon the Trust and the Trust’s assigns, and shall inure to the benefit of, and be enforceable by, the Bank and its successors, transferees and assigns. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of the Bank and the Trust.

13.       Notices. Any notices under or pursuant to this Agreement shall be deemed duly sent when delivered by hand or when mailed by registered or certified mail, return receipt requested, or when sent by facsimile transmission, addressed as follows:

(a)	If to Bank, at

The Huntington National Bank

45 North Pennsylvania Street

INHP22

Indianapolis, IN 46204 Attention: Kelly Queisser

Tel: 317-269-4744

Email: Kelly. Queisser@Huntington.com

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(b)       If to the Trust, at

Spirit of America Investment Fund, Inc.

477 Jericho Turnpike

PO Box 9006

Syosset, NY 11791

Attention: Alan P. Chodosh

Tel: 516-390-5525

Email: apchodosh@davidlemer.com

with a copy to:

Thomas Westle, Esq.

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

Either party may change such address by sending notice of the change to the other party.

14.	Counterparts. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

15.       Governing Law; Jurisdiction. All acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Ohio. The Trust agrees that the state and federal courts in Franklin County, Ohio or any other court in which Bank initiates proceedings have exclusive jurisdiction over all matters arising out of this Agreement, and that service of process in any such proceeding shall be effective if mailed to the Trust at its address described in the Notices section of this Agreement. BANK AND THE TRUST HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST ANY OTHER ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

The remainder is this page is intentionally blank.

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IN WITNESS WHEREOF, the parties hereto have caused this Pledge and Security Agreement to be duly executed as of the date first above written.

SPIRIT OF AMERICA INVESTMENT FUND, INC. on behalf and for the benefit of the Funds, “Trust”

By:	/s/ Alan P. Chodosh

Name:	Alan P. Chodosh

Title:	Treasurer

THE HUNTINGTON NATIONAL BANK, “Bank”

By:

Name:

Title:

11

EXHIBIT 1.1

TO PLEDGE AND SECURITY AGREEMENT
BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.,
AND

THE HUNTINGTON NATIONAL BANK
PARTICIPATING FUNDS

Fund	Investment Adviser	Date Added
Spirit of America Real Estate Income and Growth Fund	Spirit of America Management Corp.	May 28, 2013
Spirit of America Large Cap Value Fund	Spirit of America Management Corp.	May 28, 2013
Spirit of America High Yield Tax Free Bond Fund	Spirit of America Management Corp.	May 28, 2013
Spirit of America Income Fund	Spirit of America Management Corp.	May 28, 2013
Spirit of America Income and Opportunity Fund	Spirit of America Management Corp.	June 20, 2013

SPIRIT OF AMERICA INVESTMENT FUND, INC. on behalf and for the benefit of the Funds, “Trust”

By:	/s/ Alan P. Chodosh

Name:	Alan P. Chodosh

Title:	Treasurer

THE HUNTINGTON NATIONAL BANK, “Bank”

By:	/s/ D. Kelly Queisser

Name:	D. Kelly Queisser

Title:	Sr. Vice President

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ANNEX 1
TO PLEDGE AND SECURITY AGREEMENT
BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.

AND

THE HUNTINGTON NATIONAL BANK

CONTROL AGREEMENT

This Control Agreement (this “Agreement”), dated May 28, 2014 is by and among SPIRIT OF AMERICA INVESTMENT FUND, INC., a Maryland corporation (the “Trust”) executing this Agreement on behalf of itself and on behalf and for the benefit of those investment series set forth in Exhibit A (the “Funds” and each, a “Fund”), THE HUNTINGTON NATIONAL BANK, a national bank (“Bank”), and THE HUNTINGTON NATIONAL BANK, a national bank (the “Custodian”).

WHEREAS, the Trust and the Custodian are parties to a certain Custody Agreement(s) whereunder Custodian holds custody of various assets of Borrower, which include the Collateral Account(s), as defined and listed below; and

WHEREAS, the Trust and Lender have entered into the Pledge Agreement dated as of May 28, 2014; and

WHEREAS, Bank, the Trust and the Custodian are entering into this Agreement to provide for Lender’s control of the Collateral Account(s) and the financial assets and other property held in the Collateral Account(s).

NOW THEREFORE, for valuable consideration, the parties hereto agree as follows:

1.	Establishment of Collateral Account(s). The Custodian hereby confirms and agrees that:

1.1 Custodian has established the following account(s) (the “Collateral Account(s)”), in the name of the Trust.

Fund	Collateral Account Numbers
Spirit of America Real Estate Income and Growth Fund	1041004544
Spirit of America Large Cap Value Fund	1041004553
Spirit of America High Yield Tax Free Bond Fund	1041004526
Spirit of America Income Fund	1041004535
Spirit of America Income and Opportunity Fund	1041006524

1.2       The Custodian is, and at all times hereafter will be, acting in the capacity of “Securities Intermediary” (as such term is defined in Article 8 of the Uniform Commercial Code as adopted by the State of Ohio (the “UCC”)) in respect of all Securities or other property credited to the Collateral Account(s).

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1.3       All securities or other property underlying any financial assets credited to the Collateral Account(s) shall be registered in the name of the Custodian, indorsed to the Custodian or in blank and in no case, will any financial asset credited to a Collateral Account be registered in the name of the Borrower, payable to the order of the Borrower or specially indorsed to the Trust except to the extent the foregoing have been specially indorsed to the Custodian or in blank.

2.	Collateral Account Control.

2.1       Bank Security Interest. The Trust has granted Bank a security interest in the Collateral and Collateral Account(s).

2.2       Control. Custodian will comply with the entitlement order(s) (as defined in the UCC) or other instruction(s) received from the Trust until Custodian receives a written notice from Bank instructing Custodian that Bank is exercising its right to exclusive control over the Collateral Account(s). Such notice, which shall be substantially in the form attached hereto as Exhibit B, is referred to herein as a “Notice of Exclusive Control”. After Custodian receives a Notice of Exclusive Control and Custodian has a reasonable time to act thereon, Custodian shall thereafter comply only with the entitlement order(s) (as defined in the UCC) or other instruction(s) received from Bank with respect to the Collateral and the Collateral Account(s) without further consent of Trust or any other person. If the Custodian receives conflicting entitlement orders or instructions from the Trust and the Bank, the Custodian shall follow the instructions or entitlement orders originated by the Bank.

3.	Limited Responsibility of Custodian.

3.1       The Custodian shall have no responsibility or liability to Bank for complying with entitlement orders or other instructions originated by the Trust concerning the Collateral Account(s) or any Collateral, prior to Custodian receiving a Notice of Exclusive Control and Custodian having had a reasonable time to act thereon.

3.2       The Custodian shall have no responsibility or liability to the Trust, for complying with a Notice of Exclusive Control or complying with entitlement orders or other instructions originated by Bank concerning the Collateral Accounts or any Collateral. The Custodian shall have no duty to investigate or make any determination as to whether any entitlement order or Notice of Exclusive Control is appropriate whether or not the Trust may allege that such entitlement order or Notice of Control is inappropriate. Upon Bank issuing a Notice of Exclusive Control, the Trust agrees not to issue any request or instructions to Custodian to make trades of securities held in the Collateral Account(s) or to transfer or withdraw any financial assets, cash or other property from the Collateral Account(s) without the prior written consent of Bank.

3.3       Notwithstanding any provision contained herein or in any other document or instrument to the contrary, Custodian shall not be liable for any action taken or omitted to be taken at the instruction of Bank or the Trust, as applicable, or any action taken or omitted to be taken under or in connection with this Agreement, except for Custodian’s own gross negligence or willful misconduct in carrying out such instructions.

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4.       Distributions; Tax Reporting. Custodian shall credit to the Trust’s custodial account(s) all interest, dividends and other income received by Custodian on the Collateral, unless Custodian has received a Notice of Exclusive Control and has had a reasonable time to act thereon. All items of income, gain, expense and loss recognized in the Collateral Account(s) shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of Trust.

5.	Duties and Services of Custodian.

5.1       The Custodian shall have no duties, obligations, responsibilities or liabilities with respect to the Collateral or the Collateral Account(s) except as and to the extent expressly set forth in this Agreement (and as between the Trust and Custodian the Custody Agreement), and no implied duties of any kind shall be read into this Agreement against Custodian including, without limitation, the duty to preserve, exercise or enforce rights in the Collateral and Collateral Account(s).

5.2       Instructions under this Agreement from the Trust’s authorized representative given in accordance with the terms of the Custody Agreement shall also constitute proper instructions under the Custody Agreement.

5.3       Bank agrees to provide to Custodian, on Exhibit C attached hereto, the names and signatures of authorized parties who may give written notices, instructions or entitlement orders concerning the Collateral Account(s).

5.4       Notwithstanding anything to the contrary in this Agreement, Bank and the Trust hereby further acknowledge and agree that any Collateral issued outside the United States (“Foreign Security System Assets”) which may be held by Custodian, a sub-custodian within Custodian’s network of sub-custodians (each a “Sub-Custodian”) or a depository or book-entry system for the central handling of securities and other financial assets in which Custodian or the Sub-Custodian are participants may not permit the Trust to have a security entitlement under the UCC with respect to such Foreign Security System Assets (and such property shall be deemed for purposes of this Agreement not to be a financial asset held within the Collateral Account(s)). The parties hereby further acknowledge that Custodian gives no assurance that a security entitlement is created under the UCC with respect to any assets held in Euroclear or Cedelbank or their successors.

6.	Indemnification of the Custodian.

6.1       The Trust and Bank hereby agree that Custodian is released from any and all liabilities to the Trust and Bank arising from the terms of this Agreement and the compliance of Custodian with the terms hereof, except to the extent that such liabilities arise from Custodian’s gross negligence or willful misconduct. In no event shall Custodian be liable under this Agreement to the Trust or Bank or any person claiming by through or under the Trust or Bank for consequential or special damages, even if Custodian has been advised of the possibility or likelihood of such damages. This provision shall survive the termination of this Agreement.

6.2       As between the Trust and Custodian, Custodian shall be and remains entitled to all of the rights, indemnities, powers, and protections in its favor under the Custody Agreement, which shall apply fully to Custodian’s actions and omissions hereunder. This provision shall survive the termination of this Agreement. In addition to such the rights, indemnities, powers, and protections set forth in the Custody Agreement, Trust hereby agrees to hold harmless, indemnify, and defend Custodian, and its affiliates, successors, assigns, officers, directors, employees, and agents, against all losses, liabilities, claims, litigation, demands, suits, costs (including reasonable attorneys’ fees), disbursements, or expenses incurred as a result of the assertion of any claim by any person or entity arising out of or otherwise arising from or in connection with or related to this Agreement, including any that may be incurred in performing its duties or responsibilities pursuant to the terms of this Agreement, except to the extent the losses, liabilities, claims, litigation, demands, suits, costs, disbursements, or expenses are a direct result of Custodian’s gross negligence or willful misconduct.

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6.3       As between Custodian and Bank, Bank will hold harmless, indemnify, and defend Custodian, and its affiliates, successors, assigns, officers, directors, employees, and agents, against all losses, liabilities, claims, litigation, demands, suits, costs, disbursements, or expenses arising out of entitlement orders and any other instructions given by Bank to Custodian under this Agreement or actions taken by Custodian in compliance with entitlement orders originated by Bank, or otherwise following instructions of Bank hereunder, including reasonable attorneys’ fees and disbursements, except to the extent the losses, liabilities, claims, litigation, demands, suits, costs, disbursements, or expenses are a direct result of Custodian’s gross negligence or willful misconduct. This provision shall survive the termination of this Agreement.

7.       Custodian Representations. The Custodian agrees and confirms, as of the date hereof, and at all times until the termination of this Agreement that it has not entered into, and until the termination of this Agreement will not enter into, any agreement (other than the Custody Agreement) with any other person or entity relating to the Collateral or the Collateral Account(s) under which it has agreed to comply with entitlement orders (as defined in Section 8-102 of the UCC) of such other person or entity.

8.       Access To Reports. The Custodian will provide to Bank a copy of a statement of the Collateral Account(s) on each business day; provided, however, that Custodian’s failure to forward a copy of such statement to Bank shall not give rise to any liability hereunder.

9.       Fees and Expenses of Custodian. In addition to the terms of the Custody Agreement, the Trust hereby agrees to pay and reimburse Custodian for any advances, costs, expenses (including, without limitation, reasonable attorney’s fees and costs) and disbursements that may be paid or incurred by Custodian in connection with this Agreement or the arrangement contemplated hereby, including any that may be incurred in performing its duties or responsibilities pursuant to the terms of this Agreement. This provision shall survive the termination of this Agreement.

10.       Liens; Advances; Right of Offset. Any fees, expenses or other amounts that may be owing to Custodian from time to time pursuant to the terms hereof or of the Custody Agreement shall be secured by any lien, encumbrance and other rights that Custodian may have under the Custody Agreement or applicable law; and Custodian shall be entitled to exercise such rights and interests against the Collateral and Collateral Account(s) in accordance with the terms of the Custody Agreement. Without limiting the generality of the foregoing, Bank furthermore agrees that (a) if Custodian, at its option without any liability or obligation to do so, advances cash or investments to the Collateral Account(s) for any purpose (including but not limited to securities settlements, foreign exchange contracts, assumed settlement or account overdraft) for the benefit of the Trust, any property at any time held pursuant to this Agreement shall be security therefor and, should Trust fail to repay Custodian promptly, Custodian shall be entitled to utilize available cash and/or to liquidate assets in the Collateral Account(s) to the extent necessary to obtain reimbursement; and (b) Custodian shall be entitled to utilize available cash and/or to liquidate assets in the Collateral Account(s) for the payment of fees, cost and expenses owing to Custodian with respect to the Collateral Account(s), and all costs and expenses that may be paid or incurred by Custodian in connection with this Agreement, including, without limitation, any that may be incurred in performing Custodian’s duties under this Agreement pertaining to instructions or entitlement orders or a Notice of Exclusive Control issued by Bank.

5

11.       Notices. Any notice, instruction or other instrument required to be given hereunder requests and demands to or upon the respective parties hereto shall be in writing and may be sent by hand, or by facsimile transmission, telex, or delivery by any recognized delivery service, prepaid or, by certified or registered mail, postage prepaid, and addressed as follows, or to such other address as any party may hereafter notify the other respective parties hereto in writing:

(a)       If to Custodians, then:

The Huntington National Bank

7 Easton Oval/EA4E95

Columbus, OH 43219

Attn: Kevin Speert

Tel: 614-331-9838

Email: Kevin.Speert@Huntington.com

(b)       If to Bank, then:

The Huntington National Bank

45 North Pennsylvania Street

INHP22

Indianapolis, IN 46204

Attn: Kelly Queisser

Tel: 317-269-4744

Email: Kelly.Queisser@Huntington.com

(c)       If to Trust, then:

Spirit of America Investment Fund, Inc.

477 Jericho Turnpike

PO Box 9006

Syosset, NY 11791

Attention: Alan P. Chodosh

Tel: 516-390-5525

Email: apchodosh@davidlemer.com

6

with a copy to:

Thomas Westle, Esq.

Blank Rome LLP

405 Lexington Avenue
New York, NY 10174

12.       Amendment. No amendment or modification of this Agreement will be effective unless it is in writing and signed by each of the parties hereto. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but such counterparts together shall constitute one and the same instrument.

13.       Termination. This Agreement shall continue in effect until Bank has notified Custodian in writing that this Agreement or its interest in the Collateral Account(s) is terminated. Upon receipt of such notice, Bank shall have no further right to originate instructions with respect to the Collateral or Collateral Account(s) and any previous Notice of Exclusive Control delivered by the Bank shall be deemed to be of no further force and effect.

14.       Severability. In the event any provision of this Agreement is held illegal, void or unenforceable, the remainder of this Agreement shall remain in effect.

15.       Successors; Assignment. This Agreement shall be binding upon the parties hereto and their respective successors and assigns. No party may assign or transfer any of its rights or obligations hereunder without the prior written consent of the other parties hereto.

16.       Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to the conflict of law provisions thereof and the jurisdiction of Custodian for purposes of this Agreement shall be the State of Ohio. The Trust and Bank agree that the state and federal courts in Franklin County, Ohio or any other court in which Custodian initiates proceedings have exclusive jurisdiction over all matters arising out of this Agreement, and that service of process in any such proceeding shall be effective if mailed to the Trust or Bank at its addresses described in the Notices section of this Agreement. EACH OF THE PARTIES HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OTHER PARTY ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

17.       Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but such counterparts together shall constitute one and the same instrument.

18.       Headings. Any headings appearing on this Agreement are for convenience only and shall not affect the interpretation of any of the terms of this Agreement.

7

IN WITNESS WHEREOF, the undersigned have executed this Agreement under their respective seals as of the date first written above.

THE HUNTINGTON NATIONAL BANK, as Custodian

By:
Name:
Title:
Its duly authorized officer

THE HUNTINGTON NATIONAL BANK, as Bank

By:	/s/ D. Kelly Queisser
	Name:	D. Kelly Queisser
	Title:	Sr Vice President
Its duly authorized officer

SPIRIT OF AMERICA INVESTMENT FUND, INC. on behalf and for the benefit of the Funds, as Trust

By:	/s/ Alan P. Chodosh
	Name:	Alan P. Chodosh
	Title:	Treasurer
Its duly authorized officer

8

Exhibit A
To the
Control Agreement

Participating Funds

Spirit of America Real Estate Income and Growth Fund
Spirit of America Large Cap Value Fund
Spirit of America High Yield Tax Free Bond Fund
Spirit of America Income Fund
Spirit of America Income and Opportunity Fund

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Exhibit B

[Lender letterhead]

The Huntington National Bank

7 Easton Oval/EA4E95

Columbus, Ohio 43219

Attention: Kevin Speert

NOTICE OF EXCLUSIVE CONTROL

We hereby instruct you pursuant to the terms of that certain Control Agreement dated as of ______, 2014 (as from time to time amended and supplemented, the “Control Agreement”) among the undersigned, The Huntington National Bank (together with its successors and assigns), Spirit of America Investment Fund, Inc. (the “Borrower”) and you, as Custodian, that you (i) shall not follow any instructions or entitlement orders of Borrower in respect of the Collateral Account(s) or the Collateral Account(s) or the Collateral assets held by you for [__________] Fund (as each such capitalized term is defined in the Control Agreement), and (ii) unless and until otherwise expressly instructed by the undersigned, Custodian shall exclusively follow the entitlement orders and instructions of the undersigned in respect of the Collateral Account(s) or the Collateral Account(s) assets.

Very truly yours,

THE HUNTINGTON NATIONAL BANK

By:
Authorized Signatory

cc:	Spirit of America Investment Fund, Inc.

Spirit of America Management Corp.

10

Exhibit C

[Lender letterhead]

The Huntington National Bank

7 Easton Oval/EA4E95

Columbus, Ohio 43219

Attention: Kevin Speert

The Huntington National Bank, (the “Lender”), hereby certifies that the persons whose names appear below are authorized to act on its behalf, including the authorization to give instructions, with respect to the Control Agreement among the undersigned, The Huntington National Bank (together with its successors and assigns), Spirit of America Investment Fund, Inc. (the “Borrower”) and you, as Custodian, dated as of ______ , 2014. The Lender further certifies that the true signature of each such person is set forth below opposite his/her name, and that Custodian may rely upon this certificate until such time as it receives another certificate bearing a later date and has had a reasonable opportunity to act thereon.

NAME	SIGNATURE
Kelly Queisser
Grant Friend
Joseph Breen
Jan Smith

THE HUNTINGTON NATIONAL BANK

BY:

TITLE:

DATE:

11

APPENDIX B

TO AMENDED AND RESTATED CREDIT AGREEMENT
BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.
AND

THE HUNTINGTON NATIONAL BANK

AUTHORIZATION LETTER

__________, 2014

Kelly Queisser

The Huntington National Bank

45 North Pennsylvania Street

INHP22

Indianapolis, IN 46204

Ladies and Gentlemen:

This letter will serve as a notification that Spirit of America Investment Fund, Inc. (the “Trust”) and Spirit of America Management Corp. (the “Investment Advisor”) have the power and authority to request and enter into borrowings on behalf of those investment services set forth on Exhibit 1.1 (the “Funds” and each a “Fund”) pursuant to that certain Amended and Restated Credit Agreement between the Trust and The Huntington National Bank dated as of even date herewith (“Amended and Restated Credit Agreement”). The Trust is the Borrower referenced in the Amended and Restated Credit Agreement. The Adviser is the investment adviser for the Trust registered under the Investment Advisers Act of 1940 with SEC registration number 801-54782.

The Trust and the Investment Adviser hereby expressly authorize The Huntington National Bank (the “Custodian”) as the Borrower’s designated representative on behalf of the Funds, without any further oral or written instruction, (a) to request advances from The Huntington National Bank (the “Bank”) under the Amended and Restated Credit Agreement for the purposes set forth therein on each occasion where a Fund has daily cash needs in excess of the amount of cash then available in the Fund’s Trust Custody Account, and (b) to immediately apply when available the cash held by the Custodian on behalf of the Fund to the repayment of principal and interest of the amounts due by the Fund under the Amended and Restated Credit Agreement.

The Trust and the Investment Adviser hereby acknowledge and agree that all securities of a Fund are to be pledged as security for any and all advances made to the Fund under the Amended and Restated Credit Agreement pursuant to the terms of the Pledge and Security Agreement to be entered into between the Lender and the Borrower (the Pledge Agreement”) and upon the delivery of a Report of Pledged Securities to the Lender. The Trust and the Investment Adviser hereby authorize and direct the Custodian to execute on behalf of the Fund, a Report of Pledged Securities granting to the Bank a security interest in securities owned by the Fund in an amount equal to the Loan.

1

Notwithstanding the authority granted to the Custodian in this Authorization Letter, the Trust and the Investment Adviser shall be at all times responsible for ensuring that the borrowings made by a Fund under the Amended and Restated Credit Agreement do not violate the Investment Company Act of 1940 or any of the rules and regulations thereunder. A Fund shall from time to time promptly inform the Custodian of any applicable limitations, restrictions and/or prohibitions on borrowings by the Fund under any agreement binding upon or affecting the Fund.

Nothing in this Authorization Letter shall obligate the Custodian to request any advances under the Amended and Restated Credit Agreement. To the extent that the Custodian takes any actions contemplated by this Authorization Letter, the Custodian shall be held to the exercise of reasonable care and shall be without liability to a Fund for any loss, damage, cost, expense (including attorneys’ fees and disbursements), liability or claim unless arising from the gross negligence, bad faith or willful misconduct of the Custodian. The Custodian shall not be under any obligation at any time to ascertain whether a Fund is in compliance with the Investment Company Act of 1940, the rules and regulations thereunder, any other laws, rules or regulations applicable to the Trust or the Fund, the provisions of the Trust’s charter documents or by-laws, or the Fund’s investment objectives and policies as then in effect.

Nothing contained in this Agreement shall be deemed to modify or amend the Custody Agreement in effect between the Custodian and the Borrower. The obligations and liabilities of the Bank and the Borrower shall be as set forth in the Amended and Restated Credit Agreement and related loan documents.

The Trust and the Investment Adviser hereby expressly authorize the Bank to act upon the oral and/or written instructions of the Custodian as the Funds’ authorized designated representative, in making advances to the Fund under the Amended and Restated Credit Agreement. The authorizations and designations set forth in this Authorization Letter shall remain in force as to a Fund until delivery to the Custodian and the Bank of written notice by Trust revoking such authorizations and designations.

SIGNATURE PAGE TO FOLLOW

2

Sincerely yours,

SPIRIT OF AMERICA INVESTMENT FUND, INC.

By:	/s/ Alan P. Chodosh

Name:	Alan P. Chodosh

Title:	Treasurer

SPIRIT OF AMERICA MANAGEMENT CORP.

By:	/s/ David Lerner

Name:	David Lerner

Title:	President

3

Exhibit 1.1

To the

Authorization Letter

Participating Funds

Spirit of America Real Estate Income and Growth Fund
Spirit of America Large Cap Value Fund

Spirit of America High Yield Tax Free Bond Fund
Spirit of America Income Fund
Spirit of America Income and Opportunity Fund

4

FORM OF CERTIFICATE OF BORROWER

SPIRIT OF AMERICA INVESTMENT FUND, INC.

CERTIFICATE OF BORROWER

re: Spirit of America Real Estate Income and Growth Fund
Spirit of America Large Cap Value Fund
Spirit of America Municipal Tax Free Bond Fund
Spirit of America Income Fund
Spirit of America Income & Opportunity Fund
Spirit of America Energy Fund

The undersigned does hereby certify that he is the duly elected, qualified and acting President of SPIRIT OF AMERICA INVESTMENT FUND, INC., a Maryland corporation (the “Borrower”), and the undersigned does hereby further certify as follows:

1.	Attached hereto, marked Attachment A. is a true and correct copy of the current Articles of Incorporation, as in effect on the date hereof certified by the Secretary of the State of Maryland.

2.	Attached hereto, marked Attachment B, is a true and correct copy of the Bylaws of the Borrower, as in effect on the date hereof.

3.	The following persons are the duly elected officers of the Borrower, holding the office set forth opposite their respective names. Each officer who has executed or will execute any documents in connection with this loan transaction has set forth his or her true and customary signature opposite his name:

Name	Title	Signature

David Lerner	President	/s/ David Lerner

Alan Chodosh	Secretary	/s/ Alan Chodosh

4.	Each officer whose personal signature appears above has been duly authorized by resolution of the board of trustees of the Borrower to execute any and all instruments or documents which he may deem necessary or appropriate in connection with this loan transaction.

5.	Attached hereto, marked Attachment C. is a copy of the resolution authorizing the execution and delivery of any documents in connection with this loan transaction.

6.	The Borrower is in good standing in the state of its formation. Attached hereto, marked Attachment D, is a certificate of good standing issued within the past thirty (30) days by the Secretary of State of Maryland.

7.	Attached hereto, marked Attachment E. is a certificate executed in the name of the Borrower by an officer of the Borrower certifying that the representations and warranties contained in Section 3 of the Amended and Restated Revolving Credit Agreement are true and correct in all material respects as of the date hereof and shall remain true and correct for as long as the Amended and Restated Revolving Credit Agreement remains in effect.

IN WITNESS WHEREOF, the undersigned hereby certifies the above to be true and has executed this certificate this 22nd day of May, 2018.

/s/ David Lerner
David Lerner, President

The undersigned does hereby certify that he is the Secretary of the Borrower, and does further certify that the signatory above is the President of the Borrower, and that his signature set forth above is his true and customary signature.

/s/ Alan Chodosh
Alan Chodosh, Secretary

AMENDMENT NO. 6

TO

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

between

SPIRIT OF AMERICA INVESTMENT FUND, INC.,

on behalf and for the benefit of each of its series

and

THE HUNTINGTON NATIONAL BANK

DATED AS OF MAY 22, 2018

AMENDMENT NO. 6

TO

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This AMENDMENT TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (“Amendment”) is entered into as of the 22nd day of May 2018 by and between SPIRIT OF AMERICA INVESTMENT FUND, INC., a Maryland corporation (the “Borrower”), executing this Agreement on behalf of itself, and, if applicable, on behalf and for the benefit of those investment series set forth on Exhibit 1.1 (the “Fund(s)” and each, a “Fund”) and THE HUNTINGTON NATIONAL BANK, a national banking association (the “Bank”).

WHEREAS, the Borrower is an open-end registered investment company under the Investment Company Act of 1940, as amended, and the Funds are investment series of the Borrower;

WHEREAS, the Borrower and Bank have previously entered into an Amended and Restated Revolving Credit Agreement dated as of May 28, 2014, (as said Amended and Restated Revolving Credit Agreement may be amended, restated or otherwise modified from time to time, the “Agreement”) pursuant to which the Bank makes Loans to the Borrower, for the benefit of certain of its investment series, including the Funds, and makes available a credit facility for the purposes and on the terms and conditions set forth in the Agreement;

WHEREAS, the Borrower wishes renew the Agreement for an additional 364 days.

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties to this Amendment agree as follows:

Section 1	Amendments

(a) Effective as of the date of this Amendment, the following definitions in Section 1.1 of the Agreement are deleted in their entirety and replaced with the following:

“LIBO Rate” shall mean the rate obtained by dividing: (a) the actual or estimated per annum rate, or the arithmetic mean of the per annum rates, of interest for deposits in U.S. dollars in the London interbank market for the related LIBO Rate Interest Period, as determined by Bank in its discretion based upon reference to information which appears on page LIBOR01, captioned British Bankers Assoc. Interest Settlement Rates, of the Reuters America Network, a service of Reuters America Inc. (or such other page that may replace that page on that service for the purpose of displaying London interbank offered rates; or, if such service ceases to be available or ceases to be used by Bank, such other reasonably comparable money rate service as Bank may select) or upon information obtained from any other reasonable procedure, as of two Banking Days prior to the first day of a LIBO Rate Interest Period; by (b) an amount equal to one minus the stated maximum rate (expressed as a decimal), if any, of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) that is specified on the first day of each LIBO Rate Interest Period by the Board of Governors of the Federal Reserve System (or any successor agency thereto) for determining the maximum reserve requirement with respect to eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of such Board) maintained by a member bank of such System, or any other regulations of any governmental authority having jurisdiction with respect thereto as conclusively determined by Bank. Subject to any maximum or minimum interest rate limitation specified herein or by applicable law, any variable rate of interest on the obligation evidenced hereby shall change automatically, without notice to the Borrower, on the first day of each LIBO Rate Interest Period. The interest rate change will not occur more often than monthly. If the LIBO Rate becomes unavailable, Bank may designate a substitute index after notifying Borrower.

2

Exhibit 1.3 of this Agreement expresses an initial interest rate and an initial index value to five places to the right of the decimal point. This expression is done solely for convenience. The reference sources for the index used by Bank, as stated in this Agreement, may actually quote the index on any given day to as many as 5 places to the right of the decimal point. Therefore, the actual index value used to calculate the interest rate on and the amount of interest due under this Agreement will be to 5 places to the right of the decimal point.”

(b)       Effective May 22, 2018, the following Exhibits relating to the Funds, each of which is attached hereto, are made part of the Agreement and replace, those currently in effect:

Exhibit 1.1 - Participating Funds

Exhibit 1.3 - Specific Terms

Exhibit 3.1 - Certificate of Borrower

Section 2.	Miscellaneous.

(a)       This Amendment supplements and amends the Agreement. The provisions set forth in this Amendment supersede all prior negotiations, understandings and agreements bearing upon the subject matter covered herein, including any conflicting provisions of the Agreement or any provisions of the Agreement that directly cover or indirectly bear upon matters covered under this Amendment.

(b)       Each reference to the “Agreement” in the Agreement (as it existed prior to this Amendment) and in every other agreement, contract or instrument to which the parties are bound, shall hereafter be construed as a reference to the Agreement as amended by this Amendment. Except as provided in this Amendment, the provisions of the Agreement remain in full force and effect. No amendment or modification to this Amendment shall be valid unless made in writing and executed by all parties hereto.

3

(c)       All capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

(d)       Paragraph headings in this Amendment are included for convenience only and are not to be used to construe or interpret this Amendment.

(e)       This Amendment may be executed in counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same agreement.

IN WITNESS WHEREOF, the Borrower and the Bank have executed this Amendment by their duly authorized officers as of the date first above written.

SPIRIT OF AMERICA INVESTMENT FUND, INC. on behalf and for the benefit of those Funds listed on Exhibit 1.1 of the Agreement

By:	/s/ David Lerner

Name:	David Lerner

Title:	President

THE HUNTINGTON NATIONAL BANK

By:	/s/ Andrew M. Cardimon

Name:	Andrew M. Cardimon

Title:	Senior Vice President

4

EXHIBIT 1.1
TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.
AND

THE HUNTINGTON NATIONAL BANK

Date: May 28, 2014, as amended May 22, 2018

PARTICIPATING FUNDS

Fund	Date Added
Spirit of America Real Estate Income and Growth Fund	May 28, 2014
Spirit of America Large Cap Value Fund	May 28,2014
Spirit of America Municipal Tax Free Bond Fund	May 28,2014
Spirit of America Income Fund	May 28, 2014
Spirit of America Income & Opportunity Fund	May 28, 2014
Spirit of America Energy Fund	August 7, 2014

1

EXHIBIT 1.3
TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
BETWEEN
SPIRIT OF AMERICA INVESTMENT FUND, INC.
AND

THE HUNTINGTON NATIONAL BANK

Fund: Spirit of America Real Estate Income and Growth Fund
Spirit of America Large Cap Value Fund
Spirit of America Municipal Tax Free Bond Fund
Spirit of America Income Fund
Spirit of America Income & Opportunity Fund
Spirit of America Energy Fund

Date: May 28, 2014, as amended May 22, 2018

SPECIFIC TERMS

Capitalized terms not otherwise defined in this Exhibit have the meanings specified in the Amended and Restated Revolving Credit Agreement. In the event of any inconsistency between this Exhibit and the Amended and Restated Revolving Credit Agreement, this Exhibit will control.

Section 1	Definitions

Annual Fee means a fee, assessed each Fund on whose behalf a Loan is made, equal to 1/8% of one percent of $3,000,000, or such pro-rated fee as appropriate if the Loan matures in less than 364 days following the date of the execution of a Note, subject to a fee of $3,750.00 for this renewal.

Interest Rate means the interest rate per annum to be applied to the principal balance outstanding, from time to time, equal to the London Interbank Offered Rate (LIBO Rate) plus one hundred and fifty (150) basis points (one hundred (100) and fifty (50) basis points being equal to one and one-half percent (1.50%) per annum).

Investment Adviser means Spirit of America Management Corp.

Maturity Date means May 22,2019.

Loan Amount means $3,000,000.

Maximum Amount means, on a per Fund basis, the lesser of: (i) $3,000,000 or (ii) 10% of a Fund’s daily market value.

2

Section 2.4	Payment of Interest

First Payment Date means the fifth day of the first month immediately following the date of the execution of a Note.

Section 2.6	Unused Facility Fee

Unused Facility Fee. From the date of this Agreement to the payment in full in cash of all indebtedness under this Agreement, Borrower shall pay to Bank an unused fee quarterly commencing on July 5, 2018, and on the fifth day of each quarter thereafter. The unused fee payable to Bank shall be mean a fee equal to 1/8% of one percent of the daily excess of the Loan Amount during such partial or full calendar quarter over the outstanding principal balance of the loan. The unused fee shall be computed in the same manner as in Section 2.4 (Payment of Interest). Whenever any payment of the unused fee shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next Business Day. It is expressly understood that the unused fee herein described shall not be refundable under any circumstances.

3

Name	Title	Signature

David Lerner	President	/s/ David Lerner

Alan Chodosh	Secretary	/s/ Alan Chodosh

4.	Each officer whose personal signature appears above has been duly authorized by resolution of the board of trustees of the Borrower to execute any and all instruments or documents which he may deem necessary or appropriate in connection with this loan transaction.

5.	Attached hereto, marked Attachment C, is a copy of the resolution authorizing the execution and delivery of any documents in connection with this loan transaction.

6.	The Borrower is in good standing in the state of its formation. Attached hereto, marked Attachment D, is a certificate of good standing issued within the past thirty (30) days by the Secretary of State of Maryland.

7.	Attached hereto, marked Attachment E, is a certificate executed in the name of the Borrower by an officer of the Borrower certifying that the representations and warranties contained in Section 3 of the Amended and Restated Revolving Credit Agreement are true and correct in all material respects as of the date hereof and shall remain true and correct for as long as the Amended and Restated Revolving Credit Agreement remains in effect.

IN WITNESS WHEREOF the undersigned hereby certifies the above to be true and has executed this certificate this 22nd day of May, 2018.

/s/ David Lerner
David Lerner, President

The undersigned does hereby certify that he is the Secretary of the Borrower, and does further certify that the signatory above is the President of the Borrower, and that his signature set forth above is his true and customary signature.

/s/ Alan Chodosh
Alan Chodosh, Secretary

4

CLOSING STATEMENT

(New or Renewal Loans Without Disbursement)

Borrower Name(s):	Spirit of America Investment Fund, Inc.
Obligor/Obligation Number.	8002105429/ 18 and 26
Today’s Dale:

[ ] New Huntington Loan without Disbursement Principal Amount of New Loan. $	[X] Renewal of Huntington Loan without Disbursement Principal Amount of Loan: $3,000,000.00
[X] Fees **May not represent all fees payable by Borrower(s) Fees to be paid from Huntington DDA/Savings: [ ] Yes [ ] No Account Number:
	Origination Fee:	$ 3,750.00
	Legal Fees:	$TBD after Closing
	Recording Fee(s):	$
	Title Fee.	$
	UCC Filing Fee:	$
	Appraisal/Eval/Field Audit	$
	Phase 1 Environmental Report Fee:	$
	Other: Covenant Waiver Fee	$
	Total Fees:	$ 3,750.00

ADDITIONAL INSTRUCTIONS:

* Please use Additional Instructions for Funding to add any information deemed important to be acknowledged by the Borrower*

ACCURACY AND AUTHORIZATION: By signing this Closing Statement, Borrower(s) represents and warrants to Huntington that the information provided above is true and correct.

FINANCIAL CONDITION: By signing this Closing Statement, Borrower(s) represents and warrants to Huntington that there has been no material adverse change in Borrower's or any Guarantor’s financial condition as disclosed in Borrower's or Guarantor’s most recent financial statements provided to Huntington.

This Closing Statement and Disbursement Authorization is dated as of the date first written above.

BORROWER:

SPIRIT OF AMERICA INVESTMENT, INC.

By:	/s/ David Lerner
David Lerner, President

THE HUNTINGTON NATIONAL BANK
INHP22
45 N. Pennsylvania Street, Suite 200
Indianapolis, IN 46204

•	and Huntington‘ are federally registered service marks of Huntington Bancshares Incorporated. Huntington Welcome.™ is a service mark of Huntington Bancsharcs Incorporated T 2011 Huntington Bancshares Incorporated.

SPIRIT OF AMERICA INVESTMENT FUND, INC.

CERTIFICATE OF BORROWER

re: Spirit of America Real Estate Income and Growth Fund
Spirit of America Large Cap Value Fund
Spirit of America Municipal Tax Free Bond Fund
Spirit of America Income Fund
Spirit of America Income & Opportunity Fund
Spirit of America Energy Fund

The undersigned does hereby certify that he is the duly elected, qualified and acting President of SPIRIT OF AMERICA INVESTMENT FUND, INC., a Maryland corporation (the “Borrower”), and the undersigned does hereby further certify as follows:

1.	Attached hereto, marked Attachment A, is a true and correct copy of the current Articles of Incorporation, as in effect on the date hereof certified by the Secretary of the State of Maryland.

2.	Attached hereto, marked Attachment B, is a true and correct copy of the Bylaws of the Borrower, as in effect on the date hereof.

3.	The following persons are the duly elected officers of the Borrower, holding the office set forth opposite their respective names. Each officer who has executed or will execute any documents in connection with this loan transaction has set forth his or her true and customary signature opposite his name:

Name	Title	Signature

David Lerner	President	/s/ David Lerner

Alan Chodosh	Secretary	/s/ Alan Chodosh

4.	Each officer whose personal signature appears above has been duly authorized by resolution of the board of trustees of the Borrower to execute any and all instruments or documents which he may deem necessary or appropriate in connection with this loan transaction.

5.	Attached hereto, marked Attachment C, is a copy of the resolution authorizing the execution and delivery of any documents in connection with this loan transaction.

6.	The Borrower is in good standing in the state of its formation. Attached hereto, marked Attachment D, is a certificate of good standing issued within the past thirty (30) days by the Secretary of State of Maryland.

7.	Attached hereto, marked Attachment E, is a certificate executed in the name of the Borrower by an officer of the Borrower certifying that the representations and warranties contained in Section 3 of the Amended and Restated Revolving Credit Agreement are true and correct in all material respects as of the date hereof and shall remain true and correct for as long as the Amended and Restated Revolving Credit Agreement remains in effect.

IN WITNESS WHEREOF, the undersigned hereby certifies the above to be true and has executed this certificate this 22nd day of May, 2019.

/s/ David Lerner
David Lerner, President

The undersigned does hereby certify that he is the Secretary of the Borrower, and does further certify that the signatory above is the President of the Borrower, and that his signature set forth above is his true and customary signature.

/s/ Alan Chodosh
Alan Chodosh, Secretary

AMENDMENT NO. 7

TO

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

between

SPIRIT OF AMERICA INVESTMENT FUND, INC.,

on behalf and for the benefit of each of its series
and

THE HUNTINGTON NATIONAL BANK

DATED AS OF MAY 22, 2019

AMENDMENT NO. 7

TO

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This AMENDMENT TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (“Amendment”) is entered into as of the 22nd day of May 2019 by and between SPIRIT OF AMERICA INVESTMENT FUND, INC., a Maryland corporation (the “Borrower”), executing this Agreement on behalf of itself, and, if applicable, on behalf and for the benefit of those investment series set forth on Exhibit 1.1 (the “Fund(s)” and each, a “Fund”) and THE HUNTINGTON NATIONAL BANK, a national banking association (the “Bank”).

WHEREAS, the Borrower is an open-end registered investment company under the Investment Company Act of 1940, as amended, and the Funds are investment series of the Borrower;

WHEREAS, the Borrower and Bank have previously entered into an Amended and Restated Revolving Credit Agreement dated as of May 28, 2014, (as said Amended and Restated Revolving Credit Agreement may be amended, restated or otherwise modified from time to time, the “Agreement”) pursuant to which the Bank makes Loans to the Borrower, for the benefit of certain of its investment series, including the Funds, and makes available a credit facility for the purposes and on the terms and conditions set forth in the Agreement;

WHEREAS, the Borrower wishes renew the Agreement for an additional 364 days.

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties to this Amendment agree as follows:

Section 1	Amendments

(a)       Effective as of the date of this Amendment, the following definitions in Section 1.1 of the Agreement are deleted in their entirety and replaced with the following:

"Blocked Person" shall means any of the following: (a) a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224; (b) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224; (c) a Person with which Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; (d) a Person that commits, threatens or conspires to commit or supports "terrorism" as defined in the Executive Order No. 13224; or (e) a Person that is named as a "specially designated national" on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list.

2

(b)       Effective as of the date of this Amendment Section 3.12 of the Agreement is deleted in its entirety and replaced with the following:

3.12 Anti-Terrorism Laws. The Borrower has not and will not engage or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, any of the prohibitions set forth in any Anti-Terrorism Law.

(c)       Effective as of the date of this Amendment Section 5.10 of the Agreement is deleted in its entirety and replaced with the following:

5.10 Anti-Terrorism Laws. The Borrower has not and shall, at any time, directly or indirectly, whether through itself or its Affiliates or agents, (a) engage in any transaction with any Blocked Person, (b) engage in any transaction that violates federal or state sanctions laws, such as those issued by the Office of Foreign Asset Control; (c) engage or conspire to engage in any transaction that evades or avoids any of the prohibitions set forth in (a) and (b); or (d) fail to provide to the Bank any information requested from time to time by the Bank in its sole discretion, confirming the compliance of the Borrower with this section.

(d)       Effective as of the date of this Amendment, the following Exhibits relating to the Funds, each of which is attached hereto, are made part of the Agreement and replace, those currently in effect:

Exhibit 1.1- Participating Funds

Exhibit 1.3 - Specific Terms

Exhibit 3.1 - Certificate of Borrower

Section 2. Miscellaneous.

(a)       This Amendment supplements and amends the Agreement. The provisions set forth in this Amendment supersede all prior negotiations, understandings and agreements bearing upon the subject matter covered herein, including any conflicting provisions of the Agreement or any provisions of the Agreement that directly cover or indirectly bear upon matters covered under this Amendment.

(b)       Each reference to the “Agreement” in the Agreement (as it existed prior to this Amendment) and in every other agreement, contract or instrument to which the parties are bound, shall hereafter be construed as a reference to the Agreement as amended by this Amendment. Except as provided in this Amendment, the provisions of the Agreement remain in full force and effect. No amendment or modification to this Amendment shall be valid unless made in writing and executed by all parties hereto.

(c)       All capitalized terms used but not defined herein shall have the meanings given to them in the Agreement

(d)       Paragraph headings in this Amendment are included for convenience only and are not to be used to construe or interpret this Amendment.

3

(e)       This Amendment may be executed in counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same agreement.

IN WITNESS WHEREOF, the Borrower and the Bank have executed this Amendment by their duly authorized officers as of the date first above written.

SPIRIT OF AMERICA INVESTMENT FUND, INC. on behalf and for the benefit of those Funds listed on Exhibit 1.1 of the Agreement

By:	/s/ David Lerner

Name:	David Lerner

Title:	President

THE HUNTINGTON NATIONAL BANK

By:

Name:

Title:

4

EXHIBIT 1.1

TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.

AND

THE HUNTINGTON NATIONAL BANK

Date: May 28, 2014, as amended May 22, 2019

PARTICIPATING FUNDS

Fund	Date Added
Spirit of America Real Estate Income and Growth Fund	May 28, 2014
Spirit of America Large Cap Value Fund	May 28, 2014
Spirit of America Municipal Tax Free Bond Fund	May 28,2014
Spirit of America Income Fund	May 28, 2014
Spirit of America Income & Opportunity Fund	May 28, 2014
Spirit of America Energy Fund	August 7, 2014

1

EXHIBIT 1.3

TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.

AND

THE HUNTINGTON NATIONAL BANK

Fund: Spirit of America Real Estate Income and Growth Fund

Spirit of America Large Cap Value Fund

Spirit of America Municipal Tax Free Bond Fund

Spirit of America Income Fund

Spirit of America Income & Opportunity Fund

Spirit of America Energy Fund

Date: May 28, 2014, as amended May 22, 2019

SPECIFIC TERMS

Capitalized terms not otherwise defined in this Exhibit have the meanings specified in the Amended and Restated Revolving Credit Agreement. In the event of any inconsistency between this Exhibit and the Amended and Restated Revolving Credit Agreement, this Exhibit will control.

Section 1	Definitions

Annual Fee means a fee, assessed each Fund on whose behalf a Loan is made, equal to 1/8% of one percent of $3,000,000, or such pro-rated fee as appropriate if the Loan matures in less than 364 days following the date of the execution of a Note, subject to a fee of $3,750.00 for this renewal.

Interest Rate means the interest rate per annum to be applied to the principal balance outstanding, from time to time, equal to the London Interbank Offered Rate (LIBO Rate) plus one hundred and fifty (150) basis points (one hundred (100) and fifty (50) basis points being equal to one and one-half percent (1.50%) per annum).

Investment Adviser means Spirit of America Management Corp.

Maturity Date means May 20, 2020.

Loan Amount means $3,000,000.

Maximum Amount means, on a per Fund basis, the lesser of: (i) $3,000,000 or (ii) 10% of a Fund’s daily market value.

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Section 2.4	Payment of Interest

First Payment Date means the fifth day of the first month immediately following the date of the execution of a Note.

Section 2.6	Unused Facility Fee

Unused Facility Fee. From the date of this Agreement to the payment in full in cash of all indebtedness under this Agreement, Borrower shall pay to Bank an unused fee quarterly commencing on July 5, 2019, and on the fifth day of each quarter thereafter. The unused fee payable to Bank shall be mean a fee equal to 1/8% of one percent of the daily excess of the Loan Amount during such partial or full calendar quarter over the outstanding principal balance of the loan. The unused fee shall be computed in the same manner as in Section 2.4 (Payment of Interest). Whenever any payment of the unused fee shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next Business Day. It is expressly understood that the unused fee herein described shall not be refundable under any circumstances.

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EXHIBIT 3.1

TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.

AND

THE HUNTINGTON NATIONAL BANK

FORM OF CERTIFICATE OF BORROWER

SPIRIT OF AMERICA INVESTMENT FUND, INC.

CERTIFICATE OF BORROWER

re: Spirit of America Real Estate Income and Growth Fund
Spirit of America Large Cap Value Fund
Spirit of America Municipal Tax Free Bond Fund
Spirit of America Income Fund
Spirit of America Income & Opportunity Fund
Spirit of America Energy Fund

The undersigned does hereby certify that he is the duly elected, qualified and acting President of SPIRIT OF AMERICA INVESTMENT FUND, INC., a Maryland corporation (the “Borrower”), and the undersigned does hereby further certify as follows:

1.	Attached hereto, marked Attachment A, is a true and correct copy of the current Articles of Incorporation, as in effect on the date hereof certified by the Secretary of the State of Maryland.

2.	Attached hereto, marked Attachment B, is a true and correct copy of the Bylaws of the Borrower, as in effect on the date hereof.

3.	The following persons are the duly elected officers of the Borrower, holding the office set forth opposite their respective names. Each officer who has executed or will execute any documents in connection with this loan transaction has set forth his or her true and customary signature opposite his name:

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Name	Title	Signature

David Lerner	President	Exhibit - Do Not Sign

Alan Chodosh	Secretary	Exhibit - Do Not Sign

4.	Each officer whose personal signature appears above has been duly authorized by resolution of the board of trustees of the Borrower to execute any and all instruments or documents which he may deem necessary or appropriate in connection with this loan transaction,

5.	Attached hereto, marked Attachment C, is a copy of the resolution authorizing the execution and delivery of any documents in connection with this loan transaction,

6.	The Borrower is in good standing in the state of its formation. Attached hereto, marked Attachment D, is a certificate of good standing issued within the past thirty (30) days by the Secretary of State of Maryland.

7.	Attached hereto, marked Attachment E, is a certificate executed in the name of the Borrower by an officer of the Borrower certifying that the representations and warranties contained in Section 3 of the Amended and Restated Revolving Credit Agreement are true and correct in all material respects as of the date hereof and shall remain true and correct for as long as the Amended and Restated Revolving Credit Agreement remains in effect.

IN WITNESS WHEREOF, the undersigned hereby certifies the above to be true and has executed this certificate this 22nd day of May, 2019.

Exhibit - Do Not Sign

David Lerner, President

The undersigned does hereby certify that he is the Secretary of the Borrower, and does further certify that the signatory above is the President of the Borrower, and that his signature set forth above is his true and customary signature.

Exhibit - Do Not Sign

Alan Chodosh, Secretary

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Borrower Name(s):	Spirit of America Investment Fund, Inc.
Obligor/Obligation Number:	8002105429/ 18 and 26
Today’s Date:

[ ] New Huntington Loan without Disbursement Principal Amount of New Loan: $	[X] Renewal of Huntington Loan without Disbursement Principal Amount of Loan: $ 3,000,000.00
[X] Fees** **May not represent alt fees payable by Borrower(s) Fees to be paid from Huntington DDA/Savings: [ ] Yes [ ] No Account Number:
	Origination Fee:	$ 3,750.00
	Legal Fees:	$ 1,494.70
	Recording Fee(s):	$
	Title Fee:	$
	UCC Filing Fee:	$
	Appraisal/Eval/	$
Field Audit
	Phase I	$
Environmental
Report Fee:
	Other. Covenant	$
Waiver Fee
	Total Fees:	$ 5,244.70

ADDITIONAL INSTRUCTIONS:

*Please use Additional Instructions for Funding to add any information deemed important to be acknowledged by the Borrower *

ACCURACY AND AUTHORIZATION: By signing this Closing Statement, Borrower(s) represents and warrants to Huntington that the information provided above is true and correct.

FINANCIAL CONDITION; By signing this Closing Statement, Borrower(s) represents and warrants to Huntington that there has been no material adverse change in Borrower’s or any Guarantor’s financial condition as disclosed In Borrower’s or Guarantor’s most recent financial statements provided to Huntington.

This Closing Statement and Disbursement Authorization is dated as of the date first written above.

BORROWER:

SPIRIT OF AMERICA INVESTMENT, INC.

By:	/s/ David Lerner
David Lerner, President

THE HUNTINGTON NATIONAL BANK

1NHP22

45 N. Pennsylvania Street, Suite 200

Indianapolis, IN 46204